                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                      ALLEGHENY TECHNOLOGIES INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                                                   [Allegheny Technologies Logo]

                                        1000 Six PPG Place
                                        Pittsburgh, PA 15222-5479

                                                                  March 29, 2004

To our Stockholders:

We are pleased to invite you to attend the 2004 Annual Meeting of Stockholders. The meeting will be held at 11:00 a.m., Eastern Time, on Thursday, May 6, 2004, in the Grand Ballroom, 17th Floor, Omni William Penn Hotel, 530 William Penn Place, Pittsburgh, Pennsylvania. The location is accessible to disabled persons.

This booklet includes the notice of meeting as well as the Company's proxy statement. Enclosed with this booklet are the following:

- Proxy or voting instruction card (including instructions for telephone and Internet voting)

- Proxy or voting instruction card return envelope (postage paid if mailed in the U.S.)

A copy of the Company's Annual Report for the year 2003 is also enclosed.

Your Board of Directors recommends that you vote FOR Item A, the election of the three nominees named in this proxy statement. This proxy statement also outlines many of the corporate governance practices at ATI, discusses our compensation practices and philosophy, and describes the Audit Committee's recommendation to the Board regarding our 2003 financial statements. We encourage you to read these materials carefully.

We urge you to vote promptly, whether or not you expect to attend the meeting.

If you are a stockholder of record and plan to attend the meeting, please mark the appropriate box on the proxy card, or enter the appropriate information by telephone or Internet, so that we can send your admission ticket to you before the meeting.

We look forward to seeing as many of you as possible at the 2004 Annual Meeting.

Sincerely,

/s/ Robert P. Bozzone
Robert P. Bozzone
Chairman

/s/ L. Patrick Hassey
L. Patrick Hassey
President and Chief Executive Officer

                      ALLEGHENY TECHNOLOGIES INCORPORATED

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


MEETING DATE:          Thursday, May 6, 2004

TIME:                  11:00 a.m., Eastern Time

PLACE:                 Grand Ballroom
                       17th Floor
                       Omni William Penn Hotel
                       530 William Penn Place
                       Pittsburgh, Pennsylvania

RECORD DATE:           March 12, 2004

AGENDA

1) Election of a class of three directors; and

2) Transaction of any other business properly brought before the meeting.

STOCKHOLDER LIST

A list of stockholders entitled to vote will be available during business hours for 10 days prior to the meeting at the Company's executive offices, 1000 Six PPG Place, Pittsburgh, Pennsylvania 15222-5479, for examination by any stockholder for any legally valid purpose.

ADMISSION TO THE MEETING

Holders of Allegheny Technologies stock or their authorized representatives by proxy may attend the meeting. If you are a stockholder of record and you plan to attend the meeting, you may obtain an admission ticket from us by mail by checking the box on the proxy card indicating your planned attendance and returning the completed proxy card promptly, or by entering the appropriate information by telephone or the Internet. If your shares are held through an intermediary such as a broker or a bank, you should present proof of your ownership at the meeting. Proof of ownership could include a proxy from your bank or broker or a copy of your account statement.

The approximate date of the mailing of this proxy statement and card as well as a copy of ATI's 2003 Annual Report is March 29, 2004. For further information about Allegheny Technologies, please visit our web site at www.alleghenytechnologies.com.

On behalf of the Board of Directors:

/s/ Jon D. Walton
Jon D. Walton
Executive Vice President, Chief Legal and
  Compliance Officer and Corporate Secretary

Dated: March 29, 2004

PROXY STATEMENT
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                              PAGE
                                                              ----
Questions and Answers.......................................     1
Our Corporate Governance....................................     3
  Corporate Governance Guidelines...........................     3
  Number and Independence of Directors......................     3
  Director Terms............................................     4
  Director Attendance at Annual Meetings....................     4
  Committees of the Board of Directors......................     4
  Board and Committee Membership............................     6
  Director Compensation.....................................     6
  Corporate Guidelines for Business Conduct and Ethics......     7
  Nomination of Directors...................................     7
  Stockholder Communications with Directors.................     8
  2005 Annual Meeting and Stockholder Proposals.............     8
Election of Directors -- Item A on Proxy Card...............     9
Other Business..............................................    12
Stock Ownership Information.................................    12
  Section 16(a) Beneficial Ownership Reporting Compliance...    12
  Five Percent Owners of Common Stock.......................    12
  Stock Ownership of Management.............................    13
Relationship with Independent Public Accountants............    14
Report of Audit Committee...................................    15
Report on Executive Compensation............................    16
Executive Compensation......................................    21
  Summary Compensation Table................................    21
  Stock Options.............................................    23
  Long-Term Incentive Program...............................    24
  Pension Plans.............................................    25
  Employment and Change in Control Agreements...............    27
Cumulative Total Stockholder Return.........................    28
Certain Transactions........................................    29
Other Information...........................................    29
  Annual Report on Form 10-K................................    29
  Proxy Solicitation........................................    29
Appendix A--Audit Committee Charter.........................   A-1

                             YOUR VOTE IS IMPORTANT

PLEASE VOTE AS SOON AS POSSIBLE. YOU CAN HELP THE COMPANY REDUCE EXPENSES BY VOTING YOUR SHARES BY TELEPHONE OR INTERNET; YOUR PROXY CARD CONTAINS THE INSTRUCTIONS. OR, COMPLETE, SIGN AND DATE YOUR PROXY CARD AND RETURN IT AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                              PROXY STATEMENT FOR
                      2004 ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------

QUESTIONS AND ANSWERS

You can help the Company save money by electing to receive future proxy statements and annual reports over the Internet instead of by mail. See question 10 below.

1. WHO IS ENTITLED TO VOTE?

If you held shares of Allegheny Technologies Incorporated ("ATI" or the "Company") common stock at the close of business on March 12, 2004, you may vote at the annual meeting. On that day, 81,089,277 shares of our Common Stock were outstanding. Each share is entitled to one vote.

In order to vote, you must either designate a proxy to vote on your behalf or attend the meeting and vote your shares in person. The Board of Directors requests your proxy so that your shares will count toward a quorum and be voted at the meeting.

2. HOW DO I CAST MY VOTE?

There are four different ways you may cast your vote this year. You may vote by:

- telephone, using the toll-free number listed on each proxy or voting instruction card;

- the Internet, at the address provided on each proxy or voting instruction card;

- marking, signing, dating and mailing each proxy or voting instruction card and returning it in the envelope provided. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR the nominees named in this proxy statement; or

- attending the meeting and voting your shares in person, if your shares are registered directly in your name on the Company's books and not held through a broker, bank or other nominee.

If you hold stock in your name on the Company's books, you can vote by telephone or electronically through the Internet by following the instructions provided on the proxy card. You will need to use the individual control number that is printed on your proxy card in order to authenticate your ownership.

The deadline for voting by telephone or the Internet is 11:59 p.m., Eastern time, May 5, 2004.

If your shares are held in "street name" (that is, they are held in the name of broker, bank or other nominee), or your shares are held in one of the Company's savings or retirement plans, you will receive instructions with your materials that you must follow in order to have your shares voted. For voting procedures for shares held in the Company's savings or retirement plans, see the question 6 below.

3. HOW DO I REVOKE OR CHANGE MY VOTE?

You may revoke your proxy or change your vote at any time before it is voted at the meeting by:

- notifying the Corporate Secretary at the Company's executive office;

- transmitting a proxy dated later than your prior proxy either by mail, telephone or Internet; or

- attending the annual meeting and voting in person or by proxy (except for shares held through a broker, bank or other nominee or in the Company's savings or retirement plans).

The latest-dated, timely, properly completed proxy that you submit, whether by mail, telephone or the Internet, will count as your vote. If a vote has been recorded for your shares and you submit a proxy card that is not properly signed and dated, the previously recorded vote will stand.

4. WHAT SHARES ARE INCLUDED ON THE PROXY OR VOTING INSTRUCTION CARD?

The shares on your proxy or voting instruction card represent those shares registered directly in your name, those held on account in the Company's dividend reinvestment plan and shares held in the Company's savings and retirement plans. If you do not cast your vote, your shares (except those held in the Company's savings and retirement plans) will not be voted. See question 6 for an explanation of the voting procedures for shares in the Company's savings and retirement plans.

5. WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY OR VOTING INSTRUCTION CARD?

If your shares are registered differently and are in more than one account, you will receive more than one card. Please complete and return all of the proxy or voting instruction cards you receive

(or vote by telephone or the Internet all of the shares on all of the proxy or voting instruction cards received) in order to ensure that all of your shares are voted.

6. HOW ARE SHARES I HOLD IN A COMPANY SAVINGS OR RETIREMENT PLAN VOTED?

If you hold ATI Common Stock in one of the Company's savings or retirement plans, you may tell the plan trustee how to vote the shares of Common Stock allocated to your account. You may either sign and return the voting instruction card provided by the plan or transmit your instructions by telephone or the Internet. If you do not transmit instructions, your plan shares will be voted as the plan administrator directs or as otherwise provided in the plan.

7. HOW ARE SHARES HELD BY A BROKER, BANK OR OTHER NOMINEE VOTED?

If you hold your shares of ATI Common Stock in a broker, bank or other nominee account, you are a "beneficial owner" of the shares. In order to vote your shares, you must give voting instructions to your broker, bank or other intermediary who is the "nominee holder" of your shares. The Company asks brokers, banks and other nominee holders to obtain voting instructions from the beneficial owners of shares that are registered in the nominee's name. Proxies that are transmitted by nominee holders on behalf of beneficial owners will count toward a quorum and will be voted as instructed by the nominee holder.

8. WHAT IS A QUORUM?

A majority of the outstanding shares, present or represented by a proxy, constitutes a quorum. There must be a quorum for the meeting to be held and a proposal must receive more than 50% of the shares voting to be adopted. You are part of the quorum if you have voted by proxy or voting instruction card. Abstentions, broker non-votes and votes withheld from director nominees count as "shares present" at the meeting for purposes of determining a quorum. Abstentions and broker non-votes do not count in the voting results. A broker non-vote occurs when a broker, bank or other nominee holder does not vote on a particular item because the nominee holder does not have discretionary authority to vote on that item and has not received instructions from the beneficial owner of the shares. Broker non-votes will not affect the outcome of any of the matters being voted upon at the meeting, and they are not counted as shares voting with respect to the matter on which the broker has not voted expressly.

9. IS MY VOTE CONFIDENTIAL?

The Company maintains a policy of keeping stockholder votes confidential.

10. CAN I, IN THE FUTURE, RECEIVE MY PROXY STATEMENT AND ANNUAL REPORT OVER THE INTERNET?

Stockholders can elect to view future Company proxy statements and annual reports over the Internet instead of receiving paper copies in the mail and thus can save the Company the cost of producing and mailing these documents. Costs normally associated with electronic access, such as usage and telephonic charges, will be borne by you.

If you are a registered stockholder, you can choose to receive future annual reports and proxy statements electronically by following the prompt if you choose to vote over the Internet. If you hold your Company stock in nominee name (such as through a broker), check the information provided by your nominee for instructions on how to elect to view future proxy statements and annual reports over the Internet.

Stockholders who choose to view future proxy statements and annual reports over the Internet will receive instructions containing the Internet address of those materials, as well as voting instructions, approximately four weeks before future meetings.

If you enroll to view the Company's future annual reports and proxy statements electronically and vote your proxy over the Internet, your enrollment will remain in effect for all future stockholders' meetings unless you cancel it. To cancel, registered stockholders should access www.melloninvestor.com/ISD and follow the instructions to cancel your enrollment. You should retain your control number appearing on your enclosed proxy card. If you hold your Company stock in nominee name, check the information provided by your nominee holder for instructions on how to cancel your enrollment.

If at any time you would like to receive a paper copy of the annual report or proxy statement, please write to Allegheny Technologies Incorporated, Corporate Secretary, 1000 Six PPG Place, Pittsburgh, Pennsylvania 15222-5479.

OUR CORPORATE GOVERNANCE
--------------------------------------------------------------------------------

CORPORATE GOVERNANCE GUIDELINES

During 2003, ATI's Board of Directors reviewed the principal elements of the Company's governance structure, including various governance practices and policies previously adopted by the Board, the Company's guidelines for business conduct and ethics, and the charters of all Board Committees. The Board's objectives were to ensure that these elements of corporate governance continued to reflect high standards of corporate governance and behavior, and conformed fully to the requirements of the Sarbanes-Oxley Act of 2002, including the listing standards of the New York Stock Exchange (the "NYSE").

After the NYSE finalized its listing standards in November 2003, the Board adopted Corporate Governance Guidelines (the "ATI Corporate Governance Guidelines"), which reflect many practices that had previously guided the Board. The ATI Corporate Governance Guidelines are designed to assist the Board in the exercise of its duties and responsibilities to the Company. They reflect the Board's commitment to monitor the effectiveness of decision making at the Board and management level, with a view to achieving ATI's strategic objectives. They are subject to modification by the Board from time to time.

The Board also approved and adopted revised charters for the Audit Committee (included in Appendix A), the Nominating and Governance Committee, and the Personnel and Compensation Committee and Stock Incentive Award Subcommittee. You can find the Company's Corporate Governance Guidelines, the Corporate Guidelines for Business Conduct and Ethics, and the charters of all Board Committees on our web site at www.alleghenytechnologies.com.

NUMBER AND INDEPENDENCE OF DIRECTORS

The Board of Directors determines the number of directors. The Board currently consists of 11 members.

Paul S. Brentlinger, C. Fred Fetterolf and William G. Ouchi are retiring as members of the Board at the 2004 Annual Meeting. George J. Kourpias also resigned from the Board effective December 31, 2003, due to health reasons. The Company wishes to thank each of these individuals for the contributions they have made to the Board of Directors.

In accordance with the ATI Corporate Governance Guidelines, a substantial majority of ATI's directors are, and at least a majority of ATI's directors will be, "independent" under the NYSE definition of independence and the Company's categorical board independence standards, which are set forth in the ATI Corporate Governance Guidelines. A director is "independent" only if the director is a non-management director and, in the Board's judgment, does not have a material relationship with the Company or its management. Following a review of relevant information and a recommendation of the Nominating and Governance Committee, the Board has determined that nine of the Company's 11 current directors meet the categorical independence standards set forth in the ATI Corporate Governance Guidelines and are independent and that, upon the election of the three nominees named below, eight of the Company's ten directors will meet the categorical independence standards set forth in the ATI Corporate Governance Guidelines and will be independent.

In addition to the independence and other general criteria set forth in the ATI Corporate Governance Guidelines, nominees for director are generally selected on the basis of the following criteria: their business or professional experience, recognized achievement in their respective fields, their integrity and judgment, their ability to devote sufficient time to the affairs of the Company, the diversity of their backgrounds and the skills and experience that their membership adds to the overall competencies of the Board, and the needs of the Company from time to time. Nominees should also represent the interests of all stockholders. In accordance with the retirement policy for directors set forth in the ATI Corporate Governance Guidelines, a person who is 72 years or older cannot be elected to serve on the Board.

DIRECTOR TERMS

The directors are divided into three classes and the directors in each class generally serve for a three-year term unless the director is unable to serve due to death, retirement or disability. The term of one class of directors expires each year at the annual meeting of stockholders. The Board may fill a vacancy by electing a new director to the same class as the director being replaced. The Board may also create a new director position in any class and elect a director to hold the newly created position until the term of the class expires.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

We typically schedule a Board meeting in conjunction with our Annual Meeting of Stockholders and expect that our Directors will attend, absent a valid reason, such as a schedule conflict. Last year, 12 of the 13 individuals then serving as Directors attended our annual meeting.

COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

STANDING COMMITTEES

The Board of Directors has the following standing committees: Audit Committee, Finance Committee, Nominating and Governance Committee, Personnel and Compensation Committee and Stock Incentive Award Subcommittee of the Personnel and Compensation Committee (sometimes called the "Compensation Committees"), Executive Committee and Technology Committee.

Only independent directors are permitted to serve on the Audit Committee, the Compensation Committees, and the Nominating and Governance Committee. In addition, all current members of the Finance Committee are independent. Audit Committee members must meet an additional independence standard under the NYSE rules. Specifically, Audit Committee members may not receive any compensation from the Company other than their directors' compensation.

Each committee has a written charter that describes its responsibilities. Each of the Audit Committee, the Compensation Committees, and the Nominating and Governance Committee has the authority, as it deems appropriate, to independently engage outside legal, accounting or other advisors or consultants. In addition, each committee annually conducts a review and evaluation of its performance. The current charters of each committee are published on our web site at www.alleghenytechnologies.com and will be mailed to stockholders upon written request.

AUDIT COMMITTEE

The current members of the Audit Committee are Frank V. Cahouet (Chairman), Paul
S. Brentlinger (Vice Chairman), Diane C. Creel, James C. Diggs, and William G. Ouchi. The Board of Directors has determined that these committee members have no financial or personal ties to the Company (other than director compensation and equity ownership as described in this proxy statement) and meet the NYSE standards for independence. In addition, the Board of Directors has determined that at least one member of the Audit Committee meets the NYSE standard of having accounting or related financial management expertise.

The Board of Directors has also determined that Frank V. Cahouet meets the SEC criteria of an "audit committee financial expert." Mr. Cahouet's extensive background and experience includes serving as the chief executive officer of two publicly traded banking companies, where he actively supervised the chief financial officer and participated extensively in dealing with accounting, auditing, internal control, and risk management issues. He also served as chief financial officer of a publicly traded banking company. The Board of Directors has also determined that Paul S. Brentlinger, who is retiring from the Board of Directors at the Annual Meeting, meets the SEC criteria of an "audit committee financial expert."

The Audit Committee assists the Board's oversight of the integrity of ATI's financial statements, ATI's compliance with legal and regulatory requirements, the qualifications and independence of ATI's independent auditors, and the performance of ATI's internal audit function and independent auditors. The Committee has the authority and responsibility for the appointment, retention, compensation and oversight of ATI's independent auditors, including pre-approval of all audit and non-audit services to be performed by the independent auditors.

The independent auditors and the internal auditors have full access to the Committee and meet with the Committee, with, and on a routine basis without, management being present, to discuss all appropriate matters.

The Audit Committee report is at page 15. The charter of the Audit Committee is attached as Appendix A.

FINANCE COMMITTEE

The Finance Committee makes recommendations and provides guidance to the Board regarding major financial policies of the Company. It also serves as named fiduciary of the employee benefit plans maintained by the Company.

NOMINATING AND GOVERNANCE COMMITTEE

The Nominating and Governance Committee is responsible for overseeing corporate governance matters. It oversees the annual evaluation of the Company's Board and its committees. It also recommends to the Board individuals to be nominated as directors. This includes evaluation of new candidates as well as evaluation of current directors who are being considered for re-election. This Committee is also responsible for administering ATI's director compensation programs. The Committee also performs other duties as are described in the ATI Corporate Governance Guidelines.

PERSONNEL AND COMPENSATION COMMITTEE

The Personnel and Compensation Committee, together with the Stock Incentive Award Subcommittee, establishes and annually reassesses the executive compensation program. Their Report on Executive Compensation begins on page 16.

The Personnel and Compensation Committee reviews and approves corporate goals and objectives relevant to CEO compensation, evaluates the CEO's performance in light of those goals and objectives and, together with the Stock Incentive Award Subcommittee, determines and approves the CEO's compensation level (either as a committee or together with the other independent directors, as directed by the Board) based on this evaluation. The Personnel and Compensation Committee, together with the Stock Incentive Award Subcommittee, also makes recommendations to the Board with respect to non-CEO compensation, incentive compensation plans and equity-based plans. The Personnel and Compensation Committee also administers ATI's incentive compensation plans, except to the extent the Stock Incentive Award Subcommittee administers them.

None of the members of the Personnel and Compensation Committee is an employee of the Company and each member is an "outside director" for the purposes of the corporate compensation provisions contained in Section 162(m) of the Internal Revenue Code.

STOCK INCENTIVE AWARD SUBCOMMITTEE

The Stock Incentive Award Subcommittee is responsible for administering and making awards under ATI's stock-based incentive compensation programs for the Company's officers.

None of the members of the Subcommittee is an employee of the Company. Each member is a "non-employee director" for the purposes of Rule 16b-3 of the Securities and Exchange Commission and an "outside director" for the purposes of the compensation provisions of the Internal Revenue Code.

EXECUTIVE COMMITTEE

The Executive Committee acts on behalf of the Board when an emergency arises or scheduling makes it otherwise difficult for the full Board to convene or on specific actions that the Board refers to this committee.

TECHNOLOGY COMMITTEE

The Technology Committee reviews changing technologies and evaluates how they affect the Company and its technical capabilities.

BOARD AND COMMITTEE MEMBERSHIP

During 2003, the Board of Directors held seven meetings. The Board's committees consisted of the seven standing committees described above. In 2003, all directors attended at least 75% of the Board meetings and committee meetings of which they were members, and average attendance at Board and committee meetings was approximately 96%.

The non-management directors meet separately from the other directors in regularly scheduled executive sessions without members of management (except to the extent the non-management directors request the attendance of a member of management). The Chairman of the Board, if non-management, serves as Chair of these meetings. If the Chairman is not non-management or the Chairman so chooses, the position of Chair rotates on a per meeting basis, in the order specified in the ATI Corporate Governance Guidelines, among the non-management Chairs of the Board's committees.

The table below identifies the directors that the Board has determined to be independent and provides Board committee membership as of March 12, 2004. The table also indicates the number of meetings held by each of the Board committees in 2003.

------------------------------------------------------------------------------------------------------------------------------
                                                                                           STOCK
                                                          NOMINATING    PERSONNEL        INCENTIVE
                                                             AND           AND             AWARD
DIRECTOR               INDEPENDENT   AUDIT(1)   FINANCE   GOVERNANCE   COMPENSATION   SUBCOMMITTEE(2)   EXECUTIVE   TECHNOLOGY
------------------------------------------------------------------------------------------------------------------------------
 R. P. Bozzone.........                                                                                     X(3)
 P. S. Brentlinger.....     X           X          X                                                                    X(3)
 F. V. Cahouet.........     X           X(3)       X(3)       X                                                         X
 D. C. Creel...........     X           X          X          X             X                X(3)
 J. C. Diggs...........     X           X          X          X                                                         X
 C. F. Fetterolf.......     X                                               X                X                          X
 L. P. Hassey..........                                                                                     X
 W. C. McClelland......     X                                 X(3)          X                X                          X
 W. G. Ouchi...........     X           X          X                        X                X                          X
 C. J. Queenan, Jr. ...     X                                               X(3)                            X
 J. E. Rohr............     X                      X                                                        X
 Number of Meetings
   in 2003.............    --          14          8          7             8                8              0           1

(1) All members of the Audit Committee are "independent" as defined in the NYSE listing standards

(2) Subcommittee of the Personnel and Compensation Committee

(3) Committee Chairperson

DIRECTOR COMPENSATION

Directors who are not employees of the Company are paid an annual retainer fee of $28,000. Directors also are paid $1,500 for each Board meeting and $1,000 for each committee meeting attended. Each non-employee chairman of a committee is paid an annual fee of $5,000. Directors who are employees of the Company do not receive any compensation for their services on the Board or its committees. Mr. Bozzone's compensation as Chairman of the Board is a monthly cash retainer of $11,600 in lieu of Board retainer and meeting fees.

The non-employee directors also participate in the 1996 Non-Employee Director Stock Compensation Plan ("Director Stock Plan"). The purpose of the Director Stock Plan is to provide non-employee directors with an increased personal interest in the Company's performance.

Under the Director Stock Plan, options to purchase 1,000 shares of Common Stock are granted to non-employee directors at the conclusion of each annual meeting of stockholders. The purchase price of the Common Stock covered by these annual options is the fair market value of the Common Stock on the date the option is granted.

The Director Stock Plan also provides that each non-employee director is to receive at least 25% of the annual retainer fee in the form of Common Stock and/or options to acquire Common Stock. Each director may elect a greater percentage. The directors also may elect to receive all or a percentage of their meeting fees in the form of Common Stock and/or options to acquire Common Stock. Options granted under this part of the Director Stock Plan are intended to provide each electing director with options having an exercise value on the date of grant equal to the foregone fees; that is, the difference between the exercise price and the market price of the underlying shares of Common Stock on the date of grant is intended to be equal to the foregone fees.

In order to continue to attract and retain non-employee directors of exceptional ability and experience, the Company also maintains a Fee Continuation Plan for Non-Employee Directors. Under the Plan, benefits are payable to a person who serves as a non-employee director for at least five years. The annual benefit equals the retainer fee in effect when the director retires from the Board. Benefits are paid for each year of the participant's credited service as a director (as defined in the Plan) up to a maximum of ten years.

CORPORATE GUIDELINES FOR BUSINESS CONDUCT AND ETHICS

ATI has a code of ethics and business conduct, which we refer to as the Corporate Guidelines for Business Conduct and Ethics, that applies to all directors, officers and employees, including our principal executive officer, our principal financial officer, and our controller and chief accounting officer. ATI has had a code of conduct for many years. We require all directors, officers and employees to adhere to these Corporate Guidelines in addressing legal and ethical issues encountered in their work. The Corporate Guidelines require that our directors, officers and employees avoid conflicts of interest, comply with all laws, conduct business in an honest and ethical manner and otherwise act with integrity in all of their actions by or on behalf of the Company. Our Corporate Guidelines include a code of ethics specifically for our Chief Executive Officer, our Chief Financial Officer and all other financial officers and executives (the "Code of Ethics"), which supplements the general principles set forth in the Corporate Guidelines and is intended to promote honest and ethical conduct, full and accurate reporting, and compliance with laws as well as other matters.

During 2003, our employees were required to certify that they reviewed and understood the Corporate Guidelines. In addition, all officers and managers are required to certify as to their compliance with the standards set forth in the Corporate Guidelines.

The Company encourages employees to communicate concerns before they become problems. We believe that building and maintaining trust, respect and communications between employees and management and between fellow employees is critical to the overriding goal of efficiently producing high quality products, providing the maximum level of customer satisfaction, and ultimately fueling profitability and growth. Only the Audit Committee of the Board of Directors can amend or grant waivers from the provisions of the Guidelines relating to the Company's executive officers and directors and any such amendments or waivers will be promptly posted on our web site at www.alleghenytechnologies.com.

A copy of the Corporate Guidelines for Business Conduct and Ethics, which includes the Code of Ethics, is posted on our web site at www.alleghenytechnologies.com/isd and will be mailed to stockholders upon written request.

NOMINATION OF DIRECTORS

The Board is responsible for recommending director nominees to the stockholders and for selecting directors to fill vacancies between stockholder meetings. The Nominating and Governance Committee recommends candidates to the Board. Stockholders may nominate candidates for election to the Board by following the procedures described in ATI's certificate of incorporation. Stockholder-recommended candidates will not be evaluated on a different basis from other candidates. The provisions of ATI's certificate of incorporation generally require that notice be received by the Corporate Secretary, who will forward the information to the Nominating and Governance Committee of the

Board of Directors for the Committee's consideration, not less than 75 days and not more than 90 days before the first anniversary of the date of the preceding year's annual meeting. For our annual meeting in the year 2005, we must receive this notice on or after February 5, 2005 and on or before February 20, 2005. The notice must contain certain information about the nominee, including his or her age, address, occupation and share ownership, as well as the name, address and share ownership of the stockholder giving notice.

Stockholders may obtain a copy of the full text of the provisions of our certificate of incorporation by writing to the Corporate Secretary, Allegheny Technologies Incorporated, 1000 Six PPG Place, Pittsburgh, PA 15222-5479. A copy of our certificate of incorporation has been filed with the Securities and Exchange Commission. A copy of our certificate of incorporation can also be viewed on our web site at www.alleghenytechnologies.com.

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

We provide a process for stockholders to communicate with the Board of Directors or any individual director. ATI stockholders who want to communicate with the Board or any individual Director can write to:

      Allegheny Technologies Incorporated
      Corporate Secretary
      Board Administration
      1000 Six PPG Place
      Pittsburgh, PA 15222-5479

Your letter should indicate that you are an ATI stockholder. Depending on the subject matter, the Corporate Secretary will:

- forward the communication to the Director or Directors to whom it is addressed;

- attempt to handle the inquiry directly as, for example, where it is a request for information about the Company or it is a stock-related matter; or

- not forward the communication if it is primarily commercial in nature or it relates to an improper or irrelevant topic.

At each Board meeting, the Corporate Secretary will present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the Directors on request.

2005 ANNUAL MEETING AND STOCKHOLDER PROPOSALS

Under Rule 14a-8 of the Securities and Exchange Commission, proposals of stockholders intended to be presented at the 2005 Annual Meeting of Stockholders must be received no later than November 23, 2004 for inclusion in the proxy statement and proxy card for that meeting. In addition, the Company's certificate of incorporation provides that in order for nominations or other business to be properly brought before an annual meeting by a stockholder, the stockholder must give timely notice thereof in writing to the Corporate Secretary. To be timely, the provisions of ATI's certificate of incorporation generally require that notice be received by the Corporate Secretary not less than 75 days and not more than 90 days before the first anniversary of the date of the preceding year's annual meeting. For our annual meeting in the year 2005, we must receive this notice on or after February 5, 2005 and on or before February 20, 2005. The notice must contain certain information, including information about the proposal and the interest, if any, of the stockholder who is making the proposal, as well as the name, address and share ownership of the stockholder giving notice.

Stockholders may obtain a copy of the full text of the provisions of our certificate of incorporation by writing to the Corporate Secretary, Allegheny Technologies Incorporated, 1000 Six PPG Place, Pittsburgh, PA 15222-5479. A copy of our certificate of incorporation has been filed with the Securities and Exchange Commission. A copy of our certificate of incorporation can also be viewed on our web site at www.alleghenytechnologies.com.

ELECTION OF DIRECTORS -- ITEM A ON PROXY CARD
--------------------------------------------------------------------------------

The Board of Directors has nominated for election this year three directors, including one incumbent director whose term expires at the 2004 Annual Meeting.
H. Kent Bowen was recommended for nomination to the Board by the President and Chief Executive Officer. John D. Turner was recommended for nomination to the Board by a non-management director.

The three nominees who receive the highest number of votes cast will be elected. If you sign and return your proxy card, the individuals named as proxies on the card will vote your shares for the election of the three nominees named below, unless you provide other instructions. You may withhold authority for the proxies to vote your shares on any or all of the nominees by following the instructions on your proxy card. If a nominee becomes unable to serve, the proxies will vote for a Board-designated substitute or the Board may reduce the number of directors.

Background information about the nominees and continuing directors, including their business experience during the past five years, follows.

              THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR
                      THE ELECTION OF THE THREE NOMINEES.

NOMINEES - TERM TO EXPIRE AT THE 2007 ANNUAL MEETING (CLASS II)


L. PATRICK HASSEY

Age:                                     58

Director Since:                          2003

Principal Occupation:                    President and Chief Executive Officer. The Board of
                                         Directors plans to name Mr. Hassey Chairman following the
                                         2004 Annual Meeting.

Recent Business Experience:              Mr. Hassey was Executive Vice President and a member of
                                         the corporate executive committee at Alcoa Inc. from
                                         November 2002 until his early retirement in February 2003.
                                         He had served as Executive Vice President of Alcoa and
                                         Group President of Alcoa Industrial Components from May
                                         2000 to October 2002. Prior to May 2000, he served as
                                         Executive Vice President of Alcoa and President of Alcoa
                                         Europe, Inc.

H. KENT BOWEN

Age:                                     62

Principal Occupation:                    Bruce V. Rauner Professor of Business Administration,
                                         Harvard University, Graduate School of Business
                                         Administration, where his research and teaching is in the
                                         field of operations and technology management.

Recent Business Experience:              Prior to 1992, he was the Ford Professor of Engineering
                                         and co-founder of the Leaders for Manufacturing Program at the Massachusetts Institute of Technology.

Other Directorships:                     Align Technology, Inc. and Ceramics Process Systems
                                         Corporation.


JOHN D. TURNER

Age:                                     58

Recent Business Experience:              Chairman and Chief Executive Officer of Copperweld
                                         Corporation, a manufacturer of tubular and bimetallic wire products and a wholly-owned subsidiary of The LTV
                                         Corporation, an integrated steel producer, from December
                                         2001 until his retirement in March 2003. He served as
                                         President of LTV Copperweld from 1999 to 2001 and
                                         Executive Vice President and Chief Operating Officer of
                                         The LTV Corporation from February to December 2001. Prior
                                         to November 1999, he had served as President and Chief
                                         Executive Officer of Copperweld since 1988.

Other Directorships:                     Matthews International Corporation and Duquesne Light
                                         Holdings, Inc.

CONTINUING DIRECTORS - TERM TO EXPIRE AT THE 2005 ANNUAL MEETING (CLASS III)


ROBERT P. BOZZONE

Age:                                     70

Director Since:                          1996

Recent Business Experience:              Mr. Bozzone was Chairman, President and Chief Executive
                                         Officer of the Company from December 2000 until July 2001.
                                         He has served as Non-Executive Chairman since July 2001.
                                         He served as Vice Chairman of the Company beginning in
                                         August 1996 and was Vice Chairman of Allegheny Ludlum
                                         Corporation from August 1994 to August 1996. Previously,
                                         he was President and Chief Executive Officer of Allegheny
                                         Ludlum Corporation. Mr. Bozzone plans to retire as
                                         Chairman following the Annual Meeting. He will remain a
                                         member of the Board of Directors.

Other Directorships:                     Duquesne Light Holdings, Inc. (Chairman of the Board),
                                         Teledyne Technologies Incorporated and Water Pik
                                         Technologies, Inc. (Chairman of the Board).

FRANK V. CAHOUET

Age:                                     71

Director Since:                          1996

Recent Business Experience:              Mr. Cahouet was Chairman, President and Chief Executive
                                         Officer of Mellon Financial Corporation, a bank holding
                                         company, and Mellon Bank, N.A., a banking corporation,
                                         until his retirement in December 1998.

Other Directorships:                     Avery Dennison Corporation, Korn/Ferry International,
                                         Saint-Gobain Corporation and Teledyne Technologies
                                         Incorporated.

JAMES C. DIGGS

Age:                                     55

Director Since:                          2001

Principal Occupation:                    Senior Vice President and General Counsel of PPG
                                         Industries, Inc., a producer of coatings, glass and
                                         chemicals, since 1997.


W. CRAIG MCCLELLAND

Age:                                     69

Director Since:                          1996

Recent Business Experience:              Mr. McClelland was Chairman and Chief Executive Officer of
                                         Union Camp Corporation, a fine paper, packaging, chemicals manufacturer and land resources company, prior to his
                                         retirement in 1999.

Other Directorships:                     International Paper Company and Water Pik Technologies,
                                         Inc.

CHARLES J. QUEENAN, JR.

Age:                                     73

Director Since:                          1996

Recent Business Experience:              Mr. Queenan was a partner of Kirkpatrick & Lockhart LLP.,
                                         attorneys at law, prior to his retirement in 1996.

Other Directorships:                     Crane Co., Teledyne Technologies Incorporated and Water
                                         Pik Technologies, Inc.

CONTINUING DIRECTORS - TERM TO EXPIRE AT THE 2006 ANNUAL MEETING (CLASS I)


DIANE C. CREEL

Age:                                     55

Director Since:                          1996

Principal Occupation:                    Chairman, Chief Executive Officer and President of
                                         Ecovation Inc. (formerly AnAerobics, Inc.), a waste stream technology company using patented technologies, since May
                                         2003.

Recent Business Experience:              Chief Executive Officer and President of Earth Tech, an
                                         international consulting engineering firm and a unit of
                                         Tyco International Ltd. from 1996 to May 2003.

Other Directorships:                     Board of the Corporations and Trusts which comprise the
                                         Fixed Income Funds of the American Funds Group of Capital
                                         Research Management, Goodrich Corporation and Teledyne
                                         Technologies Incorporated.

JAMES E. ROHR

Age:                                     55

Director Since:                          1996

Principal Occupation:                    Chairman and Chief Executive Officer, The PNC Financial
                                         Services Group, Inc.

Recent Business Experience:              Mr. Rohr has been Chairman and Chief Executive Officer of
                                         The PNC Financial Service Group, Inc. since May 2000. He
                                         had served as President from 1992-2002 and assumed the
                                         position of Chief Executive Officer in May of 2000. He was named Chairman in May 2001.

Other Directorships:                     Blackrock, Inc., Equitable Resources, Inc. and The PNC
                                         Financial Services Group, Inc.

OTHER BUSINESS
--------------------------------------------------------------------------------

The Company knows of no business that may be presented for consideration at the meeting other than the item indicated in the Notice of Annual Meeting. If other matters are properly presented at the meeting, the persons designated as proxies on your proxy card may vote at their discretion.

Following adjournment of the formal business meeting, L. Patrick Hassey, President and Chief Executive Officer, will address the meeting and will hold a general discussion period during which the stockholders will have an opportunity to ask questions about the Company and its business.

STOCK OWNERSHIP INFORMATION
--------------------------------------------------------------------------------

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The rules of the Securities and Exchange Commission require the Company to disclose late filings of reports of stock ownership (and changes in stock ownership) by its directors and statutory insiders. To the best of the Company's knowledge, all filings by these individuals were made on a timely basis in 2003.

FIVE PERCENT OWNERS OF COMMON STOCK

As of February 16, 2004, the Company had received notice that the individuals and entities listed in the following table are beneficial owners of five percent or more of Company Common Stock. In general, "beneficial ownership" includes those shares a person has the power to vote or transfer, and options to acquire Common Stock that are exercisable currently or within 60 days.

                                                              Amount and Nature of        Percent of
Name and Address of Beneficial Owner                          Beneficial Ownership          Class
----------------------------------------------------------------------------------------------------
Citigroup, Inc. .........................................           7,766,304(a)             9.6%
399 Park Avenue
New York, NY 10043
Richard P. Simmons.......................................           7,557,429(b)             9.3%
Birchmere
Quaker Hollow Road
Sewickley, PA 15143
The Singleton Group LLC..................................           5,775,000(c)             7.1%
335 North Maple Drive, Suite 177
Beverly Hills, CA 90210
----------------------------------------------------------------------------------------------------

(a) Based upon a Schedule 13G filing under the Securities Exchange Act of 1934 made by Citicorp, Inc. and three affiliated companies on February 13, 2004, as of December 31, 2003, Citicorp, Inc. beneficially owned, and had shared power to direct the voting and disposition of, 7,766,304 shares of Common Stock, of which Citigroup Global Markets Holdings Inc., Citigroup Financial Products Inc. and Citigroup Global Markets Inc. beneficially owned, and had shared power to direct the voting and disposition of, 7,649,230 shares, 6,034,321 shares and 5,792,646 shares, respectively.

(b) Based upon a Schedule 13D/A filing made by Mr. Simmons dated May 22, 2003, as of that date, Mr. Simmons beneficially owned all of these shares. The amount shown includes options to acquire 71,584 shares that are exercisable within 60 days of March 12, 2004 under Company incentive stock plans.

(c) As of December 31, 2000, The Singleton Group LLC, Caroline W. Singleton, William W. Singleton and Donald E. Rugg held shared voting and dispositive power with respect to 5,775,000 shares as indicated in the Schedule 13G, as amended, filed by Caroline W. Singleton. As indicated in a Schedule 13G filed in April 2000, Donald E. Rugg also held sole voting and dispositive power with respect to 158 shares.

STOCK OWNERSHIP OF MANAGEMENT

The following table shows the shares of Common Stock reported to the Company as beneficially owned as of March 12, 2004 by the nominees for director, the continuing directors and each officer named in the Summary Compensation Table.

                                                   Shares           Shares That
                                                Beneficially      May Be Acquired        Total
Beneficial Owner                                   Owned          Within 60 Days        Shares
------------------------------------------------------------------------------------------------
Robert P. Bozzone..............................  2,703,089             25,000          2,728,089(1)
H. Kent Bowen..................................          0                  0                  0
Frank V. Cahouet...............................         96             52,612             52,708
Diane C. Creel.................................      3,602             21,287             24,889
James C. Diggs.................................      1,982              2,000              3,982
Richard J. Harshman............................     49,032             45,829             94,861
L. Patrick Hassey..............................     68,265            120,000            188,265
James L. Murdy.................................          0             88,333             88,333
Douglas A. Kittenbrink.........................     53,628             49,996            103,624
W. Craig McClelland............................     16,822              5,268             22,090
Charles J. Queenan, Jr. .......................    357,793              5,268            363,061
James E. Rohr..................................      7,943              5,268             13,211
Jack W. Shilling...............................     62,320             49,996            112,316
John D. Turner.................................          0                  0                  0
Jon D. Walton..................................     83,011             49,996            133,007
------------------------------------------------------------------------------------------------
All directors, nominees, named officers and
other statutory insiders as a group (16).......  3,436,037            548,348          3,984,385
------------------------------------------------------------------------------------------------

(1) The percentage of outstanding shares is 4.9% for the group. Except for Mr. Bozzone, who holds 3.4% of the outstanding shares, the percentage of outstanding shares held by each director, nominee and named officer in the table is less than 1%.

The table includes shares held as of March 12, 2004 in the Company's 401(k) plans for the accounts of Messrs. Bozzone, Kittenbrink, Shilling and Walton and shares held jointly with the named individuals' spouses. The table also includes the following shares where beneficial ownership is disclaimed: 120,000 shares owned by Mr. Bozzone's wife; 1,534 shares owned by Mr. Kittenbrink's children; 27,050 shares owned by Mr. Queenan's wife; 3,700 shares owned by Mr. Walton's wife; and 254 shares held by the spouses of other statutory insiders.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

The Audit Committee of the Board of Directors has reappointed Ernst & Young LLP as the independent public accounting firm to audit our financial statements for the fiscal year 2004. In making this appointment, the Audit Committee considered whether the audit and non-audit services Ernst & Young LLP provides are compatible with maintaining the independence of our outside auditors.

Ernst & Young LLP has served as independent auditors for the Company since August 15, 1996 and served as independent auditors for Allegheny Ludlum Corporation since 1980. They have unrestricted access to the Audit Committee to discuss audit findings and other financial matters. The Audit Committee believes that Ernst & Young LLP is knowledgeable about the Company's operations and accounting practices and is well qualified to act in the capacity of independent auditors.

The Audit Committee has adopted a policy that sets forth the manner in which the Audit Committee will review and approve all services to be provided by Ernst & Young LLP before the firm is retained. Under this policy, the engagement terms and fees of all audit services and all audit-related services are subject to the specific pre-approval of the Audit Committee. In addition, while the Committee believes that the independent auditor may be able to provide tax services to the Company without impairing the auditor's independence, going forward, absent unusual circumstances, the Audit Committee does not expect to retain the independent auditor to provide tax services. Under the policy, the Committee has delegated limited pre-approval authority to the Chairman of the Committee with respect to permitted, non-tax related services; the Chairman is required to report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee pre-approved all non-audit services provided by Ernst & Young LLP in 2003 and 2002.

The fees billed by Ernst & Young LLP for the indicated services performed during 2003 and 2002 were as follows:
------------------------------------------------------

SERVICE                   2003         2002
----------------------------------------------
Audit fees             $1,538,000   $1,309,000
Audit-related fees        206,000      294,000
Tax fees                  470,000      312,000
All other fees                 --           --
Total                  $2,214,000   $1,915,000
----------------------------------------------

"Audit fees" consisted of fees related to the annual audit of the Company's consolidated financial statements and review of the financial statements in our Quarterly Reports on Form 10-Q, consultations regarding generally accepted accounting principles, and audit and attestation services related to statutory or regulatory filings.

"Audit-related fees" consisted of fees related to the audits of employee benefit plans and Sarbanes-Oxley planning.

"Tax fees" consisted of fees related to international tax compliance, international tax advice and federal and state tax advice.

Representatives of Ernst & Young LLP will be present at the Annual Meeting. They will be given the opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions following the Meeting.

REPORT OF AUDIT COMMITTEE
--------------------------------------------------------------------------------

The following is the report of the Audit Committee with respect to the Company's audited financial statements for the year ended December 31, 2003, which include the consolidated balance sheets of the Company as of December 31, 2003 and 2002, and the related consolidated statements of operations, stockholders' equity and cash flows for each of the three years in the period ended December 31, 2003, and the notes thereto (collectively, the "Financial Statements").

Management is responsible for the Company's internal controls and financial reporting process. Ernst & Young LLP ("Ernst & Young"), the Company's independent auditors, are responsible for performing an independent audit of the Company's Financial Statements in accordance with generally accepted auditing standards and for issuing a report. One of the Audit Committee's responsibilities is to monitor and oversee these processes.

The Audit Committee has reviewed, met and held discussions with the Company's management, internal auditors, and the independent auditors regarding the Financial Statements, including a discussion of quality, not just acceptability, of the Company's accounting principles, and Ernst & Young's judgment regarding these matters.

The Audit Committee discussed with the Company's internal auditors and independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the internal auditors and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee has also discussed with Ernst & Young matters required to be discussed by applicable auditing standards.

The Audit Committee has received the written disclosures and the letter from Ernst & Young required by the Independence Standards Board and has also considered the compatibility of non-audit services with Ernst & Young's independence. This information was also discussed with Ernst & Young.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Financial Statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 as filed with the Securities and Exchange Commission.

SUBMITTED BY:

AUDIT COMMITTEE, whose members are:
Frank V. Cahouet, Chairman
Paul S. Brentlinger, Vice Chairman
Diane C. Creel
James C. Diggs
William G. Ouchi

REPORT ON EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

The Personnel and Compensation Committee and Stock Incentive Award Subcommittee (together referred to as the "Committee") furnish this report on executive compensation. In discussions of stock awards to the named officers in the Summary Compensation Table and other statutory insiders, the term "Committee" refers to the Stock Incentive Award Subcommittee.

EXECUTIVE COMPENSATION CHARACTERISTICS

The Committee believes that total executive compensation at the Company should have the following characteristics:

- It is to be competitive in the aggregate, using a set of business and labor market competitors, including data supplied by Hewitt Associates, a nationally recognized executive compensation consulting firm, to gauge the competitive marketplace. Competitive for these purposes is a target base compensation at the 50th percentile (median) for comparable positions.

- It is to be performance oriented, with a substantial portion of total compensation tied to internal and external measures of Company performance. Superior performance should increase total compensation opportunities to well above the 50th percentile level.

- It is to link compensation to the interests of stockholders by promoting performance that will enhance stockholder value and providing stock-based incentives.

- It is to promote long-term careers with the Company.

COMPENSATION POLICIES AND PROGRAMS

Consistent with the characteristics outlined above, the Committee has adopted the following policies and programs:

Base salary for all management positions will be at the industry or market median for comparable positions unless there are sound reasons for significant variations. The Committee's judgment is the guiding factor in determinations of base salary, as well as other compensation issues.

Short-term incentives under the Annual Incentive Plan ("AIP") are designed to provide the opportunity to earn a competitive (50th percentile) award, based on the achievement of predefined performance measures. Under the general provisions of the AIP, no compensation is earned if performance falls below preset thresholds but up to 200% of the target award is paid in the case of significant overachievement. The performance measures are based on financial performance achievement and have included achievement of individual performance goals, with a majority of the award based on financial performance. Discretionary adjustments of plus or minus 20% are allowed in cases of individual achievement, so long as aggregate adjustments do not exceed plus 5%.

Long-term incentives: 2003 was a transition year for the Company's long-term incentive compensation programs, in large part due to the effects of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley") on the Company's Stock Acquisition and Retention Program as discussed below.

In 2002, long-term incentives at the Company consisted of three components:

(1) Stock options -- Historically, stock options had been awarded to key employees approved by the Committee, based on the participant's salary grade. An annual number of options to be granted during the year were set at levels generally perceived to be competitive. By the end of 2002, options to purchase
7.9 million shares were outstanding. Over 3.6 million of the options had an exercise price of $20.00 or more and none of the options outstanding were "in-the-money."

(2) Total Shareholder Return Incentive Compensation Program -- Under the Total Shareholder Return Incentive Compensation Program ("TSRP"), participants receive an award of an opportunity to earn a target number of shares that are earned based on a comparison of the Company's total shareholder return ("TSR") for a three-year performance period with the TSR during such period of a peer group of companies approved by the Board of Directors. The peer group, which consists of publicly held companies that engage in metals or metals-related businesses, is not the same as the peer group indexes used in the performance graph on page 28.

Participants in the TSRP can earn from 50% (at threshold) to a maximum of 200% of the targeted number of shares, depending on the percentile rank of the Company's TSR for the performance period as compared to the TSR of the peer group of companies for the same period. Performance below threshold will earn 0%. Certificates for the earned number of shares of Common Stock, if any, are issued to the participants after the end of the performance period.

(3) Stock Acquisition and Retention Program -- The Stock Acquisition and Retention Program ("SARP"), which was initially implemented in 1994 following stockholder approval of the plan, was designed to encourage key executives to acquire and retain Common Stock. Under the SARP, certain executives could purchase shares of Common Stock in exchange for a fully amortizable, interest-bearing promissory note payable to the Company and the Company would match the purchase with a grant of a certain number of shares of restricted Common Stock. Dividends paid on the purchased and restricted shares were applied to make payments on the notes.

After the enactment of Sarbanes-Oxley in July 2002, the Committee effectively terminated the SARP for all participants so that no further loans or purchases could be made. The Committee also decided that loans outstanding at the effective date of Sarbanes-Oxley would remain in effect on the same terms and conditions as in effect prior to the effective date of Sarbanes-Oxley, and the executives would continue to make monthly payments on the notes in accordance with their terms, until the Committee could determine an appropriate long-term incentive plan to cause the Company's program to be competitive.

The enactment of Sarbanes-Oxley effectively frustrated the purposes of the SARP. The immediate effect of Sarbanes-Oxley was to prevent new loans to senior executives. The termination of the SARP in light of Sarbanes-Oxley prevented formerly SARP-eligible executives from continuing participation in a program with a long-term orientation and, therefore, from participating in the subsequent recovery of the price of the Company's Common Stock. In addition, having the SARP in place significantly limited the ability of the Committee to design and implement an appropriate long-term incentive program.

In 2002, the Committee was advised by its consultant that, due to the suspension of SARP, the long-term compensation portion of the Company's compensation program was no longer competitive. Through 2002 and 2003, the Committee continued to evaluate appropriate replacement long-term incentive compensation programs.

Stock ownership guidelines: In January 2000, the Company adopted stock ownership guidelines for its key executives. The guidelines, which call for a minimum level of stock ownership based on the executive's base salary, are designed to further link these executives' interests to increased stockholder value. The guidelines were adopted in contemplation of the continuation of the SARP. In light of the termination of the SARP as described below, these guidelines were under review.

COMPENSATION IN 2003

In 2003, the Company continued to face difficult business conditions. The Company's long-term incentive compensation programs continued to be in transition. These events had the following effects on the compensation of the Company's executives, including the executives named in the Summary Compensation Table (the "named officers"), other than L. Patrick Hassey who became the President and Chief Executive Officer of the Company on October 1, 2003:

AIP for 2003: In its consideration of performance targets for the 2003 AIP, the Committee took into account the challenging economic conditions facing the Company as well as the Company's cost reduction and expense containment programs and management's action plan. The Committee also considered the adverse effects on employee morale should the Committee not establish an AIP for 2003. The Committee established goals that, individually and in the aggregate, represented substantial challenges to management. For 2003, 50% of the award for AIP participants was based on the achievement of predetermined levels of operating income, 20% was based on cost reductions, 20% was based on managed working capital achievements, and 10% was tied to the achievement of specific individual objectives. No payments would be made to corporate officers and other corporate executives under the 2003 AIP if operating profit, as defined by the Committee, was less than $115 million.

After the 2003 fiscal year ended, the Committee determined that, in the aggregate, management had achieved 98% of the cost reduction goals and 95% of the managed working capital targets under the 2003 AIP. Some individual operating companies achieved targeted operating income. However, since the minimum level of operating profit was not achieved, the Committee determined that no awards would be paid to the corporate officers and the other corporate executives under the AIP. Payments were made to participants at individual operating companies that earned their targeted operating profit in 2003 on the terms described in the plan.

Stock option program: In connection with the design of a long-term incentive plan in light of the suspension of the SARP as well as the broad and on-going discussion about stock options as a compensation device, the Committee considered various ways to design a competitive stock-based long-term incentive program. In late 2002, the Committee determined that options would form a part of the ATI long-term compensation program for 2003 and determined a level of annual grants for eligible employees at competitive levels. These options were granted in January and February 2003 at annual grant levels deemed competitive.

TSRP: The Committee determined that there would be a new TSRP performance period starting on January 1, 2003 and ending on December 31, 2005. Under the terms of the TSRP, the Committee selected the eligible participants, established a target number of performance shares for each participant and constructed the peer group of companies for that performance period.

The first three-year performance period under the TSRP, for 2001 through 2003, expired on December 31, 2003. At that time, the Company's percentile ranking was 31.03% compared to the total shareholder return (as defined in the TSRP) of the peer group of companies identified under the TSRP for that performance period. Since the percentile ranking was below the minimum 35% percentile, no amount was paid under the TSRP for the 2001-2003 performance period.

Restricted share award: In March 2003, the Committee made awards of restricted shares of Common Stock relating to calendar year 2002 to certain executives of the Company who would have been eligible to make elections under the SARP in 2002 had the SARP not been suspended in August 2002. These awards were calibrated to equal the opportunities lost in the third and fourth quarters of 2002 by former SARP participants who could not continue in the SARP because of its suspension. The restrictions on the stock lapse on the earliest of (1) March 13, 2008, if the executive is then an employee of ATI, (2) the end of the fiscal year for which ATI first reports positive earnings on an earnings per share basis, or (3) the executive's death, disability or retirement or resignation for good reason (as defined in the restricted stock agreement). Until the SARP was terminated, dividends paid on the restricted shares were applied to pay any outstanding SARP loans.

SARP termination: In August 2003, the Committee elected to complete the termination of the SARP. Participants were permitted to sell shares purchased with SARP loan proceeds in the open market on the condition that the proceeds of the sales would be used to repay the then outstanding SARP loans. The proceeds were insufficient in all cases to fully pay the outstanding SARP loan balances. The Committee directed that the SARP participants be paid a cash termination payment (the "SARP Termination Payment") equal in the respective amounts to the sum of (1) the shortfall of the sales proceeds over loan amounts and (2) federal, state and local income tax effects of the income described in (1). In connection with the winding up of the SARP, on September 11, 2003, an aggregate of 691,339 shares, previously purchased under the SARP between 1995 and the effective date of Sarbanes-Oxley, were sold by participants to a financial institution in a market transaction; all net proceeds from the sales of these shares were received by the Company and used to reduce balances due under SARP promissory notes. In addition, an aggregate of 501,970 restricted shares granted to the participants under the SARP in prior years as well as options to purchase an aggregate of 836,466 shares of Common Stock previously granted were forfeited by SARP participants. The Company paid the participants the cash SARP Termination Payment, which was then used by each participant, net of individual tax consequences, to repay to the Company all remaining balances owing on the SARP loans. The Committee also determined that no equity compensation would be granted to SARP participants for at least six months. The amount of the SARP Termination Payment used to pay the outstanding loan balances is shown as "All Other Compensation" and the amount of the tax gross-up is included in "Other Annual Compensation" in the Summary Compensation Table below.

Increase in shares available for long-term incentive compensation programs: As the Committee evaluated appropriate long-term compensation programs for the Company's executives, it was concerned about the number of outstanding stock options that were significantly "out-of-the-money." In February 2003, the Committee directed management to develop a plan for Committee review to reduce the option overhang by surrendering options. In September 2003, the Committee approved an offer to permit individuals who held options to purchase Common Stock with exercise prices of $20.00 or more to voluntarily surrender their options in exchange for a cash payment of $0.10 per option; since the named officers had forfeited their stock options in connection with the termination of the SARP, they were not eligible to participate in this program. Options to purchase approximately 1.8 million option shares were surrendered to the Company under this program. As a result of these actions, together with the forfeiture of shares of restricted stock and stock options that occurred as a result of the termination of the SARP, the Committee believes that a sufficient number of shares are available to establish an effective, forward looking long-term incentive program.

The long-term incentive plan for 2004 does not include grants of additional options but does include a continuation of the TSRP program and a grant of performance- and time-based restricted shares, in all cases at levels deemed competitive after a review of industry levels. In addition, the Committee has revised the stock ownership guides for the Company's key executives, as follows:

CEO                             3 times salary
Executive Officers              2 times salary
Other Key Executives            1 times salary

The executives have until September 2008 to reach the targeted ownership levels.

COMPENSATION OF CHIEF EXECUTIVE OFFICER -- L. PATRICK HASSEY

L. Patrick Hassey became the Company's President and Chief Executive Officer on October 1, 2003. Under the terms of his employment agreement, Mr. Hassey is paid an annual base salary of at least $850,000, which, according to the Committee's consulting firm, is within the competitive range. Under the agreement, Mr. Hassey received (a) a target level bonus for the October 1, 2003 to December 31, 2003 time period, and participation in the Company's Annual Incentive Program ("AIP") thereafter; (b) a sign on and retention bonus in the aggregate, after-tax amount of $500,000 designed to cover the costs of his relocation to Pittsburgh, Pennsylvania; and (c) an initial grant of 120,000 stock options, which was the target award under the Company's stock option program and which vested on the date he became the Company's President and Chief Executive Officer. In addition, Mr. Hassey participates in the TSRP and will participate in any successor to the SARP, when and if adopted, and participates in the Supplemental Pension Plan on the terms outlined below.

COMPENSATION OF FORMER CHIEF EXECUTIVE OFFICER -- JAMES L. MURDY

James L. Murdy retired as the Company's President and Chief Executive Officer effective September 30, 2003.

The amount of the base salary payable to Mr. Murdy in 2003 and the other terms of his compensation (other than amounts relating to the SARP termination) were established in July 2001, when Mr. Murdy became the Company's President and Chief Executive Officer. In April 2003, Mr. Murdy's base salary was reduced by 10%, in view of the difficult business and economic conditions impacting the Company.

For reasons discussed above, no amount was paid to Mr. Murdy or any other corporate executive under the AIP for 2003 and no amounts were paid to Mr. Murdy or any other participant under the TSRP for the 2001-2003 performance period.

In December 2002, Mr. Murdy received an award of an opportunity to earn shares under the TSRP for the 2003-2005 performance period. In January and February 2003, Mr. Murdy received a target level award of options to purchase a total of 120,000 shares of Common Stock under the Company's stock option program, which become exercisable in three annual installments. In March 2003, Mr. Murdy received a grant of 126,882 restricted shares of Common Stock relating to calendar year 2002 under the grants to Company executives who would have been eligible to make elections under the SARP in 2002 had the SARP not been suspended in August 2002.

In September 2003, Mr. Murdy's participation in the SARP was terminated on the terms described above. As a result of this termination, 107,592 shares of Common Stock Mr. Murdy had purchased under the SARP were sold in a market transaction; the net proceeds of this sale were paid to the Company and reduced the balances due under Mr. Murdy's SARP promissory notes. In addition, Mr. Murdy forfeited 71,031 shares of restricted stock previously awarded to him under the SARP and options to purchase 97,819 shares. As a result of the SARP termination, Mr. Murdy was deemed to have received the $927,280 used to repay the Company all remaining balances owing on his SARP loans, which is included in "All Other Compensation," and $631,698 for the associated tax gross-up, which is included in "Other Annual Compensation" in the Summary Compensation Table below.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

Section 162(a) of the Internal Revenue Code imposes limits on tax deductions for annual compensation paid to a chief executive officer and other highly compensated officers unless the compensation qualifies as "performance-based" or is otherwise exempt under the law. The Company's Incentive Plan is intended to meet the deductibility requirements of the regulations promulgated under Section 162(m). The Committee, however, may determine in any year, as it did in 2003 in connection with the one-time sign on and retention bonus and the SARP Termination Payment, that it would be in the best interests of the Company for certain awards to be paid to the named officers that would not satisfy the requirements of Section 162(m) for deductibility.

SUBMITTED BY:

PERSONNEL AND COMPENSATION
  COMMITTEE, whose members are:
Charles J. Queenan, Jr., Chairman
Diane C. Creel, Vice Chair
C. Fred Fetterolf
W. Craig McClelland
William G. Ouchi

STOCK INCENTIVE AWARD
  SUBCOMMITTEE, whose members are:
Diane C. Creel, Chairman
C. Fred Fetterolf
W. Craig McClelland
William G. Ouchi

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Personnel and Compensation Committee or Stock Incentive Award Subcommittee is an officer or employee of the Company. Mr. Queenan serves as senior counsel to a law firm that provided services to the Company during 2003 and 2004. Mr. Queenan does not participate in that firm's earnings or profits. No other member of the Committee has a current or prior relationship, and no officer who is a statutory insider of the Company has a relationship to any other company required to be described under the Securities and Exchange Commission rules relating to disclosure of executive compensation.

EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

SUMMARY COMPENSATION TABLE

The following Summary Compensation Table sets forth information about the compensation paid by the Company to the Chief Executive Officer and to each of the other four most highly compensated officers required to file reports under
Section 16 of the Securities Exchange Act of 1934, as of December 31, 2003, and to James L. Murdy who served as President and Chief Executive Officer prior to his retirement on September 30, 2003 (the "named officers").

Amounts for 2003 include the following one-time payments made on the termination of the SARP (see Report on Executive Compensation above): (1) amounts used to pay taxes the executives incurred on the termination of the SARP are included in Other Annual Compensation, and (2) amounts used to pay the Company outstanding loan balances under the SARP are included in All Other Compensation. The Table does not reflect the forfeitures of shares of restricted stock and stock options that occurred in the SARP termination, as described more fully in the Report on Executive Compensation above and in note (6) below. Most of the remaining amounts in All Other Compensation represent accruals on the Company's financial statements for possible future payments to the named officers under the Supplemental Pension Plan.

                                           Annual Compensation                  Long-Term Compensation
                                    ---------------------------------   --------------------------------------
                                                                                  Awards              Payouts
                                                                                  ------              -------
                                                               Other                   Securities
                                                              Annual                     Under-
             Name and                                         Compen-    Restricted       lying        LTIP        All Other
            Principal                     Salary     Bonus    sation       Stock         Options      Payouts     Compensation
           Positions(1)             Year  ($)(2)    ($)(3)    ($)(4)    Award($)(5)    (Shares)(7)    ($)(8)         ($)(9)
-------------------------------------------------------------------------------------------------------------------------------
L. Patrick Hassey                   2003  212,500   670,000   352,680           0        120,000            0        124,314
  President and
  Chief Executive Officer
James L. Murdy                      2003  455,000         0   649,586     295,001        120,000            0      1,611,237
  Former President and              2002  585,000         0    54,332     325,000(6)     180,000       48,287        683,169
  Chief Executive Officer           2001  530,000   350,000    23,519     180,000(6)      35,000       46,193      1,100,968
Richard J. Harshman                 2003  305,000         0   329,222      59,999         40,000            0        517,687
  Executive Vice President-Finance  2002  300,000         0    58,160     300,000(6)      60,000       18,896        129,783
  and Chief Financial Officer       2001  257,500   125,000    20,389      22,462(6)      12,500       18,077         61,552
Douglas A. Kittenbrink              2003  336,872         0   387,971      70,001         40,000            0        615,952
  Executive Vice President,         2002  350,000         0    57,073     268,000(6)      60,000       16,983        169,361
  ATI Business Systems and          2001  312,500   175,000    27,910      56,245(6)      15,000       16,246        103,152
  Group President, Engineered
  Products Segment
Jack W. Shilling                    2003  385,003         0   527,065      80,001         40,000            0        961,936
  Executive Vice President,         2002  400,000         0    62,165     400,000(6)      60,000       28,837        316,869
  Corporate Development and         2001  365,000   200,000    27,192      52,487(6)      15,000       27,586        323,500
  Chief Technical Officer
Jon D. Walton                       2003  327,253         0   522,768      67,999         40,000            0        905,671
  Executive Vice President,         2002  340,000         0    60,478     340,000(6)      60,000       36,042        357,605
  Human Resources,                  2001  320,000   175,000    22,306      29,962(6)      15,000       34,479        260,896
  Chief Legal and Compliance
    Officer

The named officers received the following cash compensation for their employment in 2003: Mr. Hassey, $882,500; Mr. Murdy, $455,000; Mr. Harshman, $305,000; Mr.
Kittenbrink, $336,872; Dr. Shilling, $385,003; and Mr. Walton, $327,253. In addition, effective April 1, 2003, the Company cancelled various benefits previously provided to Company executives, including financial planning assistance, business-related health and country club memberships, and use of a Company-supplied car.

(1) Mr. Hassey became President and Chief Executive Officer on October 1, 2003. Prior to October 1, 2003, Mr. Hassey was an outside consultant to ATI executive management. He also served as a non-employee director of the Company from July 1 through September 30, 2003. Mr. Murdy retired as President and Chief Executive Officer on September 30, 2003. The other named officers were named to their respective offices in October 2003.

(2) Includes cash compensation deferred pursuant to the savings portion of the Company's Retirement Savings Plan, a qualified defined contribution plan under Section 401(a) of the Internal Revenue Code. In April 2003, in view of the difficult business and economic conditions impacting the Company, Mr. Murdy's base salary was reduced by 10% and the base salaries of the other named officers who were then employed by the Company were reduced by 5%.

(3) Includes payments under the Company's Annual Incentive Plan and, for Mr. Hassey, the amount of the sign on and retention bonus payable to him under his employment agreement. See Employment Agreement and Change in Control Agreements below.

(4) In accordance with applicable regulations, for 2001 and 2003, the amounts do not include perquisites and other personal benefits received individually by the named officers because the aggregate value of such benefits did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for the named officers. For 2003, includes amounts reimbursed for the payment of taxes substantially all of which, for Mr. Hassey, related to the sign on and retention bonus designed to cover the costs of his relocation to Pittsburgh, Pennsylvania, and for the other named officers, related to amounts received in the SARP termination which were then used to repay to the Company balances outstanding on the SARP loans. See Report on Executive Compensation above.

(5) Represents the market price on the award date of shares of restricted Common Stock awarded to the named officers. For 2002 and 2001, represented restricted shares issued under the SARP, which was effectively terminated in 2002 and wound up in 2003 due to the enactment of Sarbanes-Oxley. Dividends are paid on the restricted shares. Until the SARP was terminated, dividends paid on the restricted shares were applied to the principal balance of any outstanding SARP loans. The total number of restricted shares held by the named officers on December 31, 2003 and the closing market price of such shares (if unrestricted) on the last business day of 2003 were Mr. Harshman, 25,806 shares ($341,155); Mr. Kittenbrink, 30,108 shares, ($398,028); Dr.
    Shilling, 34,409 shares ($454,887); and Mr. Walton, 29,247 shares ($386,645). The restrictions on the stock awarded to Mr. Murdy terminated on his retirement as President and Chief Executive Office on September 30, 2003. See Report on Executive Compensation above for a discussion of the SARP termination.

(6) The restricted shares reported for 2002 and 2001 were included in the restricted shares the named officers forfeited in connection with the SARP termination. See Report on Executive Compensation above. In connection with the SARP termination, the number of restricted shares and stock options forfeited were as follows: Mr. Murdy, 71,031 shares and 97,819 options; Mr. Harshman, 43,998 shares and 33,634 options; Mr. Kittenbrink, 46,438 shares and 55,997 options; Dr. Shilling, 62,329 shares and 62,554 options; and Mr. Walton, 54,481 shares and 89,316 options.

(7) Reflects options granted under the Company's Incentive Plan. The amount shown represents the number of shares the named officer could purchase by exercising the options. Does not include options to purchase 1,000 shares of Common Stock that Mr. Hassey received as compensation for his service as a non-employee director prior to October 1, 2003.

(8) For 2001 and 2002, the amounts shown include cash and the closing market price of Common Stock distributed under the Performance Share Plan for the 1999 - 2000 award period. This plan was discontinued and replaced by the Total Shareholder Return Incentive Compensation Plan (the "TSRP") in 2001. No amount was paid under the TSRP for the 2001-2003 performance period.

(9) For 2003, the principal amount of All Other Compensation consists of amounts the named officers received on the termination of the SARP, the long-term incentive plan terminated in light of Sarbanes-Oxley, which were then used to repay to the Company balances outstanding on the SARP loans, which amounts were: Mr. Murdy, $927,280; Mr. Harshman, $457,658; Mr. Kittenbrink, $546,676; Dr. Shilling, $752,928 and Mr. Walton, $737,562. Also includes annual accruals by the Company for possible future payments to the named officers under the Supplemental Pension Plan described under "Pension Plans" on page 25. For 2003, the amounts accrued were: Mr. Hassey, $103,250; Mr. Murdy, $629,266; Mr. Harshman, $25,311; Mr. Kittenbrink, $34,211; Dr.
    Shilling, $164,331 and Mr. Walton, $128,118. Following his retirement, in 2003, Mr. Murdy received payments of $108,333 under the Supplemental Pension Plan. Includes 2003 Company contributions pursuant to the retirement portion of the Company's Retirement Savings Plan to the named officers in the amount of $13,520 each and the Company's matching contributions pursuant to the savings portion of that Plan in the amount of $3,542 for Mr. Hassey and in the amount of $6,000 for the each of other named officers. Includes 2003 Company contributions to the Benefit Restoration Plan, as follows: Mr. Hassey, $2,583; Mr. Murdy, $27,475; Mr. Harshman, $13,025; Mr. Kittenbrink, $14,687; Dr. Shilling, $21,425; and Mr. Walton, $15,361. Under the Benefit Restoration Plan, the Company supplements the payments received by participants under the pension provisions described under "Pension Plans" on page 25 and the Retirement Savings Plan by making payments to or accruing benefits on behalf of the participants in amounts that are equivalent to the portion of the payments or benefits that cannot be paid or accrued under such plans due to limitations imposed by the Internal Revenue Code. Includes the premium cost of group insurance coverage in excess of $50,000 as follows: Mr. Hassey, $1,419; Mr. Murdy, $6,996; Mr. Harshman, $973; Mr. Kittenbrink, $1,128; Dr. Shilling, $3,732; and Mr. Walton, $4,810. Also includes the Company cash contribution under the employee stock purchase plan, as follows: Mr. Murdy, $700; Mr. Harshman, $1,200; and Mr. Walton, $300. Does not include consulting fees of $119,000 or directors fees of $15,004 earned by Mr. Hassey prior to his employment by the Company.

STOCK OPTIONS

The first table sets forth information regarding options granted during 2003 under the Company's Incentive Plan.

The second table indicates that none of the named officers exercised stock options during 2003 and sets forth the unexercised options held at December 31, 2003.

Option Grants In Last Fiscal Year
--------------------------------------------------------------------------------

                                                                                             POTENTIAL REALIZABLE VALUE AT
                                                                                             ASSUMED ANNUAL RATES OF STOCK
                                 INDIVIDUAL GRANTS(1)                                    PRICE APPRECIATION FOR OPTION TERM(3)
--------------------------------------------------------------------------------------   --------------------------------------
                                       % OF TOTAL
                         OPTIONS        OPTIONS
                         GRANTED       GRANTED TO     EXERCISE OR
                          (# OF        EMPLOYEES      BASE PRICE        EXPIRATION         0%            5%             10%
NAME                    SHARES)(2)      IN 2003        ($/SHARE)           DATE          ($)(4)         ($)             ($)
----                   ------------   ------------   -------------   -----------------   ------       --------       ----------
L. P. Hassey..........   120,000           5.6%            6.73         10/01/2013         0           507,895        1,287,106
J. L. Murdy...........    30,000           1.4%           5.700          1/24/2013         0           107,541          272,530
                          90,000           4.2%           3.625          2/12/2013         0           205,177          519,958
R. J. Harshman........    10,000           0.5%           5.700          1/24/2013         0            35,847           90,843
                          30,000           1.4%           3.625          2/12/2013         0            68,392          173,319
D. A. Kittenbrink.....    10,000           0.5%           5.700          1/24/2013         0            35,847           90,843
                          30,000           1.4%           3.625          2/12/2013         0            68,392          173,319
J. W. Shilling........    10,000           0.5%           5.700          1/24/2013         0            35,847           90,843
                          30,000           1.4%           3.625          2/12/2013         0            68,392          173,319
J. D. Walton..........    10,000           0.5%           5.700          1/24/2013         0            35,847           90,843
                          30,000           1.4%           3.625          2/12/2013         0            68,392          173,319
-------------------------------------------------------------------------------------------------------------------------------

(1) Stock options generally become exercisable in three annual installments beginning one year after the date of grant. Options include the right to pay the exercise price in cash, Common Stock or a combination, and the right to have shares withheld by the Company to pay withholding tax obligations due on the exercise.

(2) Options were granted on January 24, 2003, and February 12, 2003, to the named officers except for Mr. Hassey who was granted options effective October 1, 2003, when he became President and Chief Executive Officer. Does not include options to purchase 1,000 shares of Common Stock that Mr. Hassey received as compensation for his service as a non-employee director prior to October 1, 2003.

(3) These assumed "potential realizable values" are mathematically derived from certain prescribed rates of stock price appreciation. The actual value of these option grants depends on the future performance of the Common Stock and overall stock market conditions. The values reflected in this table may not be achieved.

(4) No gain to the optionees is possible without stock price appreciation, which will benefit all stockholders commensurately.

Aggregated Option Exercises In 2003 And Fiscal Year-End Option Values at December 31, 2003
--------------------------------------------------------------------------------

                                                                      NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                                     UNDERLYING UNEXERCISED             IN-THE-MONEY
                                      SHARES                         OPTIONS AT 12/31/03 (#)     OPTIONS AT 12/31/03 ($)(1)
                                     ACQUIRED          VALUE       ---------------------------   ---------------------------
NAME                              ON EXERCISE (#)   REALIZED ($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                              ---------------   ------------   -----------   -------------   -----------   -------------
L. P. Hassey(2)..................        0               0           120,000         1,000         792,600          6,605
J. L. Murdy......................        0               0            93,333        81,667         287,550        575,100
R. J. Harshman...................        0               0            38,165        48,173          95,842        191,708
D. A. Kittenbrink................        0               0            36,663        43,337          95,842        191,708
J. W. Shilling...................        0               0            36,663        43,337          95,842        191,708
J. D. Walton.....................        0               0            36,663        43,337          95,842        191,708

(1) The "value" of unexercised options is calculated by subtracting the exercise price per share from $13.335, which was the average of the high and low sales prices of a share of Company Common Stock on the New York Stock Exchange on the last business day of 2003.

(2) Includes options to purchase 1,000 shares of Common Stock that Mr. Hassey received as compensation for his service as a non-employee director prior to October 1, 2003.

In connection with the termination of the SARP, named officer participants forfeited 339,320 options previously granted to them.

LONG-TERM INCENTIVE PROGRAM

The following table sets forth information about awards for the 2003-2005 performance period established in 2003 under the Total Shareholder Return Incentive Compensation Program ("the TSRP").

The amounts included in the Estimated Future Payouts columns represent the potential issuance of Common Stock to the named officers depending on the level of achievement (i.e., threshold, target or maximum) of the performance goals for the three-year performance period. Participants will not receive any shares of Common Stock under the program if the Company does not achieve the threshold level of performance objectives during the performance period.

Total Shareholder Return Incentive Compensation Program -- Awards In 2003
--------------------------------------------------------------------------------

                                                                                        ESTIMATED FUTURE PAYOUTS
                                                             PERFORMANCE OR         UNDER NON-STOCK PRICE-BASED PLANS
                                          NUMBER OF        OTHER PERIOD UNTIL      -----------------------------------
                                        SHARES, UNITS         MATURATION OR        THRESHOLD      TARGET      MAXIMUM
NAME                                   OR OTHER RIGHTS          PAYOUT(1)             (#)           (#)         (#)
----                                   ---------------    ---------------------    ----------     -------     --------
L. P. Hassey..........................     61,893(2)            2003-2005            30,947(2)    61,893(2)   123,786(2)
J. L. Murdy...........................     63,107(3)            2003-2005            31,554(3)    63,107(3)   126,214(3)
R. J. Harshman........................     24,272               2003-2005            12,136       24,272       48,544
D. A. Kittenbrink.....................     28,317               2003-2005            14,159       28,317       56,634
J. W. Shilling........................     32,362               2003-2005            16,181       32,362       64,724
J. D. Walton..........................     27,508               2003-2005            13,754       27,508       55,016

(1) The amount of the award is based on base salary at the beginning of the performance period. At the time the award opportunity was set, the awards were denominated in shares of Common Stock (with the number of shares based on average price of a share of Common Stock on the New York Stock Exchange for a fixed period immediately prior to the beginning of the performance period).

(2) Amounts were pro-rated because Mr. Hassey's employment began on October 1, 2003.

(3) Following his retirement on September 30, 2003, the award payable to Mr. Murdy was reduced by 75% to a threshold award of 7,889 shares, a target award of 15,777 shares and a maximum award of 31,554 shares.

PENSION PLANS

The Company maintains a qualified defined benefit pension plan, called the Allegheny Technologies Incorporated Pension Plan ("ATI Pension Plan"), which has a number of benefit formulas that apply separately to various groups of employees and retirees. In general, the variances among formulas are determined by work location and job classification. Major differences include whether the employee was employed by Allegheny Ludlum Corporation ("Allegheny Ludlum") or Teledyne, Inc. ("TDY") at the time those corporations engaged in a business combination to form the Company in 1996 and whether the employee is an executive officer of the Company. Mr. Hassey does not participate in the ATI Pension Plan.

The benefits payable from a qualified defined benefit plan are limited by the Internal Revenue Code. The Company has established non-qualified plans to restore benefits to employees affected by those limitations. Messrs. Hassey, Kittenbrink and Walton do not participate, and Mr. Murdy did not participate, in the defined benefit portion of the restoration plans.

The following table shows the estimated annual benefits calculated on a straight life annuity basis payable under the provisions of the ATI Pension Plan generally applicable to Allegheny Ludlum employees with the corresponding defined benefit portion of the benefit restoration plan for salaried participants in specified compensation and years of service classifications upon attainment of age 65:

                                 ESTIMATED ANNUAL PENSION BENEFITS FOR
                              REPRESENTATIVE YEARS OF CONTINUOUS SERVICE*
               -------------------------------------------------------------------------
REMUNERATION      20          25           30           35           40           45
------------   --------   ----------   ----------   ----------   ----------   ----------
 $  200,000    $ 63,416   $   79,270   $   95,124   $  110,978   $  126,832   $  126,832
    300,000      95,416      119,270      143,124      166,978      190,832      190,832
    400,000     127,416      159,270      191,124      222,978      254,832      254,832
    500,000     159,416      199,270      239,124      278,978      318,832      318,832
    600,000     191,416      239,270      287,124      344,978      382,832      382,832
    800,000     255,416      319,270      383,124      446,978      510,832      510,832
  1,000,000     319,416      399,270      479,124      558,978      638,832      638,832
  1,500,000     479,416      599,270      719,124      838,978      958,832      958,832
  2,000,000     639,416      799,270      959,124    1,118,978    1,278,832    1,278,832
  2,500,000     799,416      999,270    1,199,124    1,398,978    1,598,832    1,598,832

 * The set of formulas used to determine retirement benefits under the pension provisions applicable to employees of Allegheny Ludlum considers the participant's annual eligible earnings in the highest five consecutive years of the last ten years prior to retirement at an accrual rate per year of service not to exceed limitations under applicable law multiplied by years of service recognized under the ATI Pension Plan. Eligible earnings include base salary, including tax-deferred contributions by the employee under the Company's savings plans, and awards, when received, under the Company's short-term incentive plans. Benefits are integrated with social security.

The following table shows the estimated annual benefits calculated on a straight life annuity basis payable under the provisions of the ATI Pension Plan generally applicable to TDY employees with the corresponding defined benefit portion of the benefit restoration plan for salaried participants in specified compensation and years of service classifications upon attainment of age 65:

                                 ESTIMATED ANNUAL PENSION BENEFITS FOR
                          REPRESENTATIVE YEARS OF CONTINUOUS SERVICE FOR TDY*
               -------------------------------------------------------------------------
REMUNERATION      20          25           30           35           40           45
------------   --------   ----------   ----------   ----------   ----------   ----------
 $  200,000      59,983       74,979       89,975      104,970      119,966      134,962
    300,000      92,983      116,229      139,475      162,720      185,966      209,212
    400,000     125,983      157,479      188,975      220,470      251,966      283,462
    500,000     158,983      198,729      238,475      278,220      317,966      357,712
    600,000     191,983      239,979      287,975      335,970      383,966      431,962
    800,000     257,983      322,479      386,975      451,470      515,966      580,462
  1,000,000     323,983      404,979      485,975      566,970      647,966      728,962
  1,500,000     488,983      611,229      733,475      855,720      977,966    1,100,212
  2,000,000     653,983      817,479      980,975    1,144,470    1,307,966    1,471,462
  2,500,000     818,983    1,023,729    1,228,475    1,433,220    1,637,966    1,842,712

 * The formula considers the participant's annual eligible earnings in the highest five consecutive years of the last ten years prior to retirement, and the participant's years of service, except for employee participants in the corporate headquarters, which uses years of service to 1998. Eligible earnings include base salary, including tax-deferred contributions by the employee under the Company's savings plans, and awards, when received, under the Company's short-term incentive plans. Benefits are integrated with social security.

Certain executive officers of the Company, excluding Mr. Hassey, participate in the ATI Pension Plan at specified, actuarially determined accrual rates per year that do not exceed annual accrual rates permitted under the Internal Revenue Code. The monthly straight life annuity value is determined by multiplying (1) the highest rate of monthly compensation in the five years prior to retirement after giving effect to applicable limitations on compensation imposed by Section 401(a)(17) of the Internal Revenue Code by (2) the specified accrual rate and then by (3) years of service not in excess of 30. Benefits are not subject to offset for Social Security or other third party benefits. These benefits are subject to further reduction to comply with any applicable limitation under the Internal Revenue Code. Mr. Murdy retired on September 30, 2003 with 15.33 years of credited service under the ATI Pension Plan. As of December 31, 2003, credited years of service recognized under the ATI Pension Plan were 30.92 for Dr. Shilling, 11.67 for Mr. Kittenbrink, 17.83 for Mr. Walton and 25.67 for Mr. Harshman.

In addition, the Company has established a Supplemental Pension Plan that provides certain key employees of the Company and its subsidiaries, including the named officers (or their beneficiaries in the event of death), with monthly payments in the event of retirement, disability or death, equal to 50% of monthly base salary as of the date of retirement, disability or death. Monthly retirement benefits start following the end of the two-month period after the later of (1) age 62, if actual retirement occurs prior to age 62 but after age 58 with the approval of the Board of Directors, or (2) the date actual retirement occurs and generally continue for a 118-month period. With respect to Mr. Hassey, one year of payments is accrued for each year of service, to a maximum of 10 years. The plan describes the events that will terminate an employee's participation in the plan. In 2003, following his retirement as President and Chief Executive Officer, Mr. Murdy received payments of $108,333 under the Supplemental Pension Plan. Since the payment of benefits to the employee participants is contingent on future events, the amount to be paid in the future with respect to such officers cannot be determined at this time.

EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS

In August 2003, the Company entered into an employment agreement with L. Patrick Hassey in connection with his employment as President and Chief Executive Officer, effective October 1, 2003. Under the terms of his employment agreement, Mr. Hassey is paid an annual base salary of at least $850,000. Under the agreement, for 2003, Mr. Hassey received (a) a target level bonus for the October 1, 2003 to December 31, 2003 time period, and participation in the Company's Annual Incentive Program thereafter; (b) a sign on and retention bonus in the aggregate, after-tax amount of $500,000 designed to cover the costs of his relocation to Pittsburgh, Pennsylvania; and (c) an initial grant of 120,000 stock options, which was the target award amount under the Company's stock option program and which vested on the date he became the Company's President and Chief Executive Officer. In addition, Mr. Hassey is entitled to participate in the Company's other executive compensation programs, including the TSRP and the Supplemental Pension Plan on the terms outlined above, and will participate in any successor to SARP, when and if adopted. The agreement provides that if the Company terminates Mr. Hassey's employment for reasons other than cause or he resigns for good reason (as such terms are defined in the employment agreement), Mr. Hassey will receive a cash severance payment equal to three times the sum of his annual base salary plus the amount of AIP payable for the year at the greater of actual-to-date performance or target; all accrued benefits; acceleration of the vesting of stock options and stock-based rights; earned but not yet paid TSRP or other equity-based awards; unless such termination or resignation occurs after a change of control. If such termination or resignation occurs within one year after a change of control, Mr. Hassey will receive payments with respect to the TSRP for the completed and uncompleted performance periods, equity-based awards will vest at the target level of performance, and he will be reimbursed for taxes, including excise taxes, assessed.

The Company entered an employment agreement with Mr. Walton in connection with the combination of Allegheny Ludlum and Teledyne in 1996. The agreement provides for the payment of base salary as well as for eligibility to participate in incentive compensation, equity, employee and fringe benefit plans offered to senior executives of the Company. By its terms, the agreement renews automatically each month absent notice from one party to the other, so that the then remaining term is one year. The agreement generally terminates prior to the expiration date without breach by any party in the event of Mr. Walton's death, disability or voluntary resignation. The Company may also terminate the agreement for cause without breach by it. Mr. Walton may resign for good reason (which is defined to include demotion, reduction in base pay or movement of corporate headquarters) and receive severance payments equal to the base pay and bonus, determined based on actual financial results, as well as continued participation in certain compensation and employee benefit plans, for one year, including certain supplemental pension benefits.

In 2000, the Company entered into change in control severance agreements, as amended, with the named officers other than Mr. Hassey and other key employees to assure the Company that it will have the continued support of the executive and the availability of the executive's advice and counsel notwithstanding the possibility, threat or occurrence of a change in control (as defined in the agreement). In general, the agreements provide for the payment of severance benefits if a change in control occurs and within 24 months after the change in control either the Company terminates the executive's employment with the Company without cause (as defined) or the executive terminates employment with the Company for good reason (as defined). Severance compensation includes a multiple of base salary (three for Messrs., Harshman, Kittenbrink, Shilling, and Walton), certain accrued benefits, a prorated payment of an incentive bonus equal to that which would have been paid had the Company achieved 120% of target, a lump-sum payment under the long-term incentive program based on the Company's performance for completed years and for future years assuming that the Company would have achieved 120% of target, the continuation of welfare benefits for 36 months and reimbursement for outplacement services. The agreements also provide for the vesting of outstanding options and provided for the lifting of restrictions on stock awarded under the SARP. The agreements have a term of three years, which three-year term will continue to be extended until either party gives written notice that it no longer wants to continue to extend the term. If a change of control occurs during the term, the agreements will remain in effect for the longer of three years or until all obligations of the Company under the agreements have been fulfilled. In 2003, the Change of Control Agreement between the Company and Mr. Murdy, which would otherwise expire on the date of his retirement, was amended to continue into retirement the provision that, in the event of a change of control, Mr. Murdy's then balance under the Supplemental Pension Plan would be paid in a single, lump sum cash payment.

CUMULATIVE TOTAL STOCKHOLDER RETURN
--------------------------------------------------------------------------------

The graph set forth below shows the cumulative total stockholder return (i.e., price change plus reinvestment of dividends) on the Common Stock from December 31, 1998 through December 31, 2003 as compared to the S&P 500 Index and the S&P Iron & Steel Index. The graph assumes that $100 was invested on December 31, 1998.

[GRAPH]

                                               ALLEGHENY TECHNOLOGIES INC         S&P 500 INDEX              IRON & STEEL-500
                                               --------------------------         -------------              ----------------
Dec-98                                                     100                          100                         100
Dec-99                                                   64.62                       121.04                      109.99
Dec-00                                                   47.57                       110.02                       69.14
Dec-01                                                   52.47                        96.95                       88.74
Dec-02                                                   20.62                        75.52                       67.76
Dec-03                                                   45.74                        97.18                      114.92

On November 29, 1999, the Company completed the transformation, which included the spin-offs of Teledyne Technologies Incorporated (NYSE: TDY) and Water Pik Technologies, Inc. (NYSE: PIK). In the spin-offs, holders of record on November 22, 1999 received one Teledyne Technologies share for each seven shares of Company Common Stock and one Water Pik share for each twenty shares of Company Common Stock, based on the number of shares of Company Common Stock they held prior to the one-for-two reverse stock split. Therefore, the value illustrated above from the period December 1999 through December 2003, does not include Teledyne Technologies and Water Pik Technologies.

CERTAIN TRANSACTIONS
--------------------------------------------------------------------------------

Certain Relationships. The Company does business with entities on whose boards certain of the Company's directors serve. The Board, through the Nominating and Governance Committee, has reviewed each of these relationships and has concluded that each are done in the normal course of business, that none interferes with the exercise of independent judgment by any of the Company's independent directors, and none requires any additional disclosure.

Family Relationship. Terry L. Dunlap, President of Allegheny Ludlum Corporation, is a member of the immediate family of Robert P. Bozzone, Chairman. During 2003, Mr. Dunlap received cash compensation of $221,375 and participated in various compensation programs described in this proxy statement.

Kirkpatrick & Lockhart LLP. The Company retained the law firm of Kirkpatrick & Lockhart LLP to perform services for the Company during 2003 and 2004. Charles
J. Queenan, Jr., a member of the Company's Board of Directors, is senior counsel to that law firm. See "Compensation Committee Interlocks and Insider Participation" on page 20.

Loans under Stock Acquisition and Retention Program. Under the terms of the Company's Stock Acquisition And Retention Program ("SARP"), prior to the effective date of Sarbanes-Oxley, eligible participants were entitled to deliver a fully amortizable, interest-bearing promissory note, payable to the Company, as payment for the purchase price of shares of Common Stock purchased under the program. Each note had a term of not more than 10 years and was secured by the shares of Common Stock being purchased with the note. Interest accrued on the notes at a rate, as determined on the applicable purchase date, equal to the lesser of the average borrowing rate of the Company or the prime lending rate of PNC Bank, but not lower than the minimum rate necessary to avoid imputed interest under applicable federal income tax laws. The SARP was terminated in 2003 and all notes were fully repaid on termination of the SARP. The largest amount of indebtedness outstanding under the programs during the 2003 fiscal year were $1,755,691 for Mr. Murdy, $833,581 for Mr. Harshman, $969,479 for Mr. Kittenbrink, $1,373,347 for Dr. Shilling, $1,311,779 for Mr. Walton, and $93,077 for Mr. Dunlap, President of Allegheny Ludlum Corporation, and a member of Mr. Bozzone's immediate family. No amounts of indebtedness were outstanding as of December 31, 2003.

OTHER INFORMATION
--------------------------------------------------------------------------------

ANNUAL REPORT ON FORM 10-K

COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, WITHOUT EXHIBITS, CAN BE OBTAINED WITHOUT CHARGE FROM THE CORPORATE SECRETARY AT 1000 SIX PPG PLACE, PITTSBURGH, PENNSYLVANIA 15222-5479 OR (412) 394-2800.

PROXY SOLICITATION

The Company pays the cost of preparing, assembling and mailing this proxy-soliciting material. We will reimburse banks, brokers and other nominee holders for reasonable expenses they incur in sending these proxy materials to our beneficial stockholders whose stock is registered in the nominee's name.

The Company has engaged Morrow & Company, Inc. to help solicit proxies from brokers, banks and other nominee holders of the Common Stock at a cost of $8,000 plus expenses. Our employees may also solicit proxies for no additional compensation.

On behalf of the Board of Directors:

/s/ Jon D. Walton
Jon D. Walton
Executive Vice President, Chief Legal and Compliance Officer and Corporate Secretary

Dated: March 29, 2004

                                                                      APPENDIX A

                            AUDIT COMMITTEE CHARTER

The Board of Directors shall appoint annually the Audit Committee (the "Committee") and appoint its Chairman. Members of the Committee shall serve at the will of the Board of Directors.

COMPOSITION

The Committee shall be comprised of three or more directors, and shall meet the size, independence and financial literacy and expertise requirements of the New York Stock Exchange ("NYSE"), of Section 10A(m)(3) of the Securities and Exchange Act of 1934 (the "Exchange Act") and the rules and regulations promulgated by the Securities and Exchange Commission ("SEC"), as may be in effect from time to time. The Board of Directors shall endeavor to appoint at least one member to the Committee who is an "audit committee financial expert" as defined by the SEC.

Committee members shall not simultaneously serve on the audit committees of more than two other companies without first obtaining approval from the Company's Board of Directors.

PURPOSE

The Committee's primary purpose shall be to assist the Board of Directors' oversight of (i) the integrity of the financial statements of the Company, (ii) the Company's compliance with legal and regulatory requirements, (iii) the qualifications and independence of the Company's independent accountants engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company ("independent accountants") and
(iv) the performance of the Company's internal audit function and independent accountants. The Committee shall also prepare the audit committee report required by the SEC to be included in the Company's annual proxy statement. The Committee shall also perform such other duties and responsibilities set forth in and consistent with this Charter.

AUTHORITY

The Committee shall have the authority to review and investigate any matter or activity involving financial accounting, reporting, conflict of interest, or internal controls of the Company. The Committee shall have the authority to obtain advice and assistance from outside legal, accounting or other advisors without seeking approval from the Board of Directors. The Company shall provide appropriate funding to the Committee for payment of (i) the compensation of any registered accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, (ii) compensation to any advisors employed by the Committee and (iii) the Committee's ordinary administrative expenses that are necessary or appropriate in carrying out its duties.

DUTIES AND RESPONSIBILITIES

The Committee shall:

 1. Lead the Board of Directors in fulfilling its statutory and fiduciary responsibilities for fiscal examinations of the Company and in monitoring management's and the independent accountants' participation in the Company's accounting and financial reporting process.

 2. Review the Company's administrative, operational and internal accounting controls and its prescribed fiscal procedures, financial controls and codes of conduct with the independent accountants and the Company's financial management.

 3. Exercise sole authority to appoint, retain, compensate, oversee, evaluate and terminate the Company's independent accountants considering, among other things, the independence and effectiveness of the independent accountants. The Committee shall resolve all disagreements between the Company's management and the independent accountants regarding financial accounting. The independent accountants shall report directly to the Committee. The Committee shall exercise sole authority to pre-approve all auditing services and permitted non-audit services

    (including the fees and terms thereof) to be performed for the Company by its independent accountants, subject to the de minimis exception for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee shall not engage the independent accountants to perform non-audit services prohibited by law or regulation. The Committee shall consult with management but shall not delegate these responsibilities to management, and shall be directly responsible for the resolution of disputes between management and the independent accountants regarding financial reporting. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittees to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

 4. At least annually, obtain and review a report from the Company's independent accountants describing (a) the accountants' internal quality-control procedures, (b) any material issues raised by the most recent quality-control review, or peer review, of the accountants, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the accountants, and any steps taken to deal with these issues, and
    (c) all relationships between the independent accountants and the Company (to be used as an aid in assessing the accountants' independence). Obtain the written statement from the independent accountants that the accountants are required to furnish to the Committee under Independence Standards Board Standard No. 1. At least annually, present its conclusions with respect to the independent accountants to the Board of Directors.

 5. Obtain from the independent accountants assurance that Section 10A of the Exchange Act has been adhered to.

 6. Review the report from the independent accountants required by Section 10A of the Exchange Act describing, as to any audit it performs:

     (a) all critical accounting policies and practices to be used;

     (b) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternatives, and the treatment preferred by the independent accountants; and

     (c) other material written communications between the independent accountants and management, such as any management letter or schedule of unadjusted differences.

 7. Set clear Company policies as to the hiring of employees or former employees of the Company's independent accountants.

 8. Discuss the Company's earnings press releases (paying particular attention to any use of "pro forma" or "adjusted" non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies, in the manner required by the NYSE. This discussion may be done generally, such as discussing the types of information to be disclosed and the types of presentations to be made. Prior to the issuance of the Company's release of quarterly and annual earnings, the Committee shall review with the independent accountants, the senior internal audit executive and management of the Company the results of each quarterly review and annual audit and any other matters required to be communicated to the Committee by the independent accountants under generally accepted auditing standards.

 9. Review and discuss with management, the senior internal audit executive and the independent accountants the Company's annual audited financial statements and quarterly financial statements, as well as related SEC reports, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," for their adequacy and compliance with generally accepted accounting, reporting and disclosure principles. Discuss with the independent accountants its independent judgment about the quality and acceptability of accounting principles that were used, the reasonableness of significant judgments that were used, and the clarity of the disclosure in the financial statements. Recommend to the Board of Directors whether, based on discussions with management, the senior internal audit executive and the independent accountants, the financial statements shall be included in the Company's Annual Report on Form 10-K.

10. Provide annually to the Board of Directors (a) the report of the Committee, for inclusion in the Company's annual meeting proxy statement, which includes the written statement required to be made by the Committee in order to comply with proxy reporting obligations and (b) such written affirmation regarding the Committee as is required currently by the NYSE.

11. Review the scope and staffing of the annual audit plan and other activities and proposed fees of the independent accountants.

12. Review the scope and staffing of the annual internal audit plan and other activities of the Company's internal audit function.

13. Evaluate the effectiveness of the Company's internal and external audit efforts, accounting and financial controls, policies and procedures, and compliance with business ethics policies and practices through a review of reports by, and at regular meetings with, the internal auditors, the independent accountants and management, as appropriate. Periodically meet separately with management, the internal auditors and the independent accountants.

14. Discuss with the independent accountants matters relating to the scope and results of the independent accountants' audit that the independent accountants are required to provide to the Committee under Statement on Auditing Standards No. 61 as amended by Statement on Auditing Standards No. 90, and applicable professional standards.

15. Regularly review with the independent accountants any audit problems or difficulties and management's response, including any restrictions on the scope of the independent accountants' activities, restrictions on access to requested information and any significant disagreements with management. Review with the independent accountants: (a) any accounting adjustments that were noted or proposed by the independent accountants but were "passed," (b) any communications between the audit team and the accounting firm's national office respecting auditing or accounting issues presented by the engagement,
    (c) any "management" or "internal control" letter issued, or proposed to be issued, by the accountants to the Company and (d) the responsibilities, budget and staffing of the Company's internal audit function.

16. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management guidelines and policies.

17. Review: (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any specific audit steps adopted in light of material control deficiencies; (b) analyses prepared by management and/or the independent accountants setting forth significant financial reporting issues and judgments made in connection with the preparation of financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, if any, on the financial statements of the Company; and (d) disclosures made to the Committee and independent accountants by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud, whether or not material, involving management or other employees who have a significant role in the Company's internal controls.

18. Review the appointment and replacement of the senior internal auditing executive of the Company.

19. Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

20. Discuss with the Company's General Counsel (a) legal matters that may have a material impact on the financial statements, (b) the Company's compliance policies, (c) any material reports or inquiries received from regulators or governmental agencies and (d) any reports of material violations of securities laws or breaches of fiduciary duty.

21. Review reports and disclosures of insider and affiliated party transactions.

22. Annually, review and reassess the adequacy of the Committee Charter and submit it and recommend any proposed changes to the Board of Directors for approval.

23. Annually review the performance of the Committee.

LIMITATION OF COMMITTEE'S ROLE

Notwithstanding that the Committee has the duties and responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. Management is responsible for preparing the Company's financial statements and the independent accountants are responsible for auditing those financial statements.

MEETINGS

The Committee shall hold at least four meetings each year and others as deemed necessary by its chairman. The Committee shall report regularly to the Board of Directors.

Date adopted: December 11, 2003

IF YOU SIGN AND RETURN THIS CARD BUT DO NOT SPECIFY A     Please
VOTE, THE PROXIES WILL VOTE FOR ITEM A AND IN THEIR       Mark Here
DISCRETION ON OTHER MATTERS.                              for Address   [  ]
                                                          Change or
                                                          Comments
                                                          SEE REVERSE SIDE

The Board of Directors recommends a vote FOR Item A:
A. Election of the three nominees as directors:

                FOR
       the nominees (except              WITHHELD
           as indicated)            from all nominees
                [ ]                        [ ]


01 L. Patrick Hassey, 02 H. Kent Bowen, 03 John D. Turner
   (To withhold authority to vote for any nominee(s), write the name(s) of the nominee(s) in the space that follows:)

   ----------------------------------------------------------------------------

                         Please check here to request an admission    [ ]
                         ticket to the Meeting.

   CONSENTING TO RECEIVE ALL FUTURE ANNUAL MEETING MATERIALS AND SHAREHOLDER COMMUNICATIONS ELECTRONICALLY IS SIMPLE AND FAST! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.


Signature                          Signature                        Date
          ------------------------           ----------------------      ------
Please sign EXACTLY as your name appears above.


-------------------------------------------------------------------------------

                              FOLD AND DETACH HERE

                      VOTE BY INTERNET OR TELEPHONE OR MAIL
                          24 HOURS A DAY, 7 DAYS A WEEK

    INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH 11:59 PM EASTERN TIME
                      THE DAY PRIOR TO ANNUAL MEETING DAY.

          YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES
            TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED,
                      SIGNED AND RETURNED YOUR PROXY CARD.


           INTERNET                                       TELEPHONE                              MAIL
   HTTP://WWW.EPROXY.COM/ATI                            1-800-435-6710                    Mark, sign and date
 Use the Internet to vote your proxy.          Use any touch-tone telephone to              your proxy card
 Have your proxy card in hand when      OR     vote your proxy. Have your proxy    OR             and
 you access the web site.                      card in hand when you call.                  return it in the
                                                                                          enclosed postage-paid
                                                                                                envelope.

               IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                  YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

YOU CAN VIEW THE ANNUAL REPORT AND PROXY STATEMENT
ON THE INTERNET AT HTTP://WWW.ALLEGHENYTECHNOLOGIES.COM

                       ALLEGHENY TECHNOLOGIES INCORPORATED
                          PROXY FOR 2004 ANNUAL MEETING

                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                      ALLEGHENY TECHNOLOGIES INCORPORATED

The undersigned hereby appoints Richard J. Harshman, Mary W. Snyder and Jon D. Walton or any of them, each with power of substitution and revocation, proxies or proxy to vote all shares of Common Stock which the registered stockholder named herein is entitled to vote with all powers which the stockholder would possess if personally present, at the Annual Meeting of Stockholders of Allegheny Technologies Incorporated on May 6, 2004, and any adjournments thereof, upon the matter set forth on the reverse side of this card, and, in their discretion, upon such other matters as may properly come before such meeting.

STOCKHOLDERS MAY VOTE BY TOLL-FREE TELEPHONE OR INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE OR STOCKHOLDERS MAY VOTE BY COMPLETING, DATING AND SIGNING THIS PROXY CARD AND RETURNING IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

         IF YOU WISH TO USE THIS CARD TO VOTE YOUR SHARES, PLEASE VOTE,
                       DATE AND SIGN ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
    ADDRESS CHANGE/COMMENTS (MARK THE CORRESPONDING BOX ON THE REVERSE SIDE)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                              FOLD AND DETACH HERE

  Dear Stockholder,

  Enclosed are materials relating to the Allegheny Technologies 2004 Annual Meeting of Stockholders. The Notice of the Meeting and Proxy Statement describe the formal business to be transacted at the meeting.

  Your vote is important. Please vote your proxy promptly whether or not you expect to attend the meeting. You may vote by toll-free telephone, by Internet or by signing and returning the proxy card (above) in the enclosed postage-paid envelope.


  /s/ Jon D. Walton

  Jon D. Walton
  Executive Vice President, Chief Legal and
  Compliance Officer and Corporate Secretary

  -----------------------------------------------------------------------------

                       EASY WAYS TO SAVE THE COMPANY MONEY

  1. Please consider voting by Telephone (1-800-435-6710); or Internet (http://www.eproxy.com/ati).

  2. Please consider consenting to view the Company's future Annual Reports and Proxy Statements electronically, via the Internet. In order to consent go to Allegheny Technologies' Transfer Agent's website, http://vault.melloninvestor.com/ISD, and follow the prompts.

IF YOU SIGN AND RETURN THIS CARD BUT DO NOT SPECIFY A     Please
VOTE, THE PROXIES WILL VOTE FOR ITEM A AND IN THEIR       Mark Here
DISCRETION ON OTHER MATTERS.                              for Address   [  ]
                                                          Change or
                                                          Comments
                                                          SEE REVERSE SIDE

The Board of Directors recommends a vote FOR Item A:
A. Election of the three nominees as directors:

                FOR
       the nominees (except              WITHHELD
           as indicated)            from all nominees
                [ ]                        [ ]


01  L. Patrick Hassey, 02 H. Kent Bowen, 03 John D. Turner
   (To withhold authority to vote for any nominee(s), write the name(s) of the nominee(s) in the space that follows:)

   ----------------------------------------------------------------------------

                         Please check here to request an admission    [ ]
                         ticket to the Meeting.

   CONSENTING TO RECEIVE ALL FUTURE ANNUAL MEETING MATERIALS AND SHAREHOLDER COMMUNICATIONS ELECTRONICALLY IS SIMPLE AND FAST! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.


Signature                          Signature                        Date
          ------------------------           ----------------------      ------
Please sign EXACTLY as your name appears above.


-------------------------------------------------------------------------------

                              FOLD AND DETACH HERE

                      VOTE BY INTERNET OR TELEPHONE OR MAIL
                          24 HOURS A DAY, 7 DAYS A WEEK

     INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH 11:59 PM EASTERN TIME
                                  MAY 3, 2004.

      YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE
                YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED,
                      SIGNED AND RETURNED YOUR PROXY CARD.

           INTERNET                                       TELEPHONE                              MAIL
   HTTP://WWW.EPROXY.COM/ATI                            1-800-435-6710                    Mark, sign and date
 Use the Internet to vote your proxy.          Use any touch-tone telephone to              your proxy card
 Have your proxy card in hand when      OR     vote your proxy. Have your proxy    OR             and
 you access the web site.                      card in hand when you call.                  return it in the
                                                                                          enclosed postage-paid
                                                                                                envelope.

              IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                 YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

YOU CAN VIEW THE ANNUAL REPORT AND PROXY STATEMENT
ON THE INTERNET AT HTTP://WWW.ALLEGHENYTECHNOLOGIES.COM

                      ALLEGHENY TECHNOLOGIES INCORPORATED
                VOTING INSTRUCTION CARD FOR 2004 ANNUAL MEETING

     o    Personal Retirement and 401(k) Savings Account Plan
     o    Retirement Savings Plan
     o    Savings and Security Plan of the Lockport and Waterbury Facilities
     o    The 401(k) Savings Account Plan of the Washington Plate Plant
     o    The 401(k) Plan
     o    Allegheny Rodney (ALstrip) Profit Sharing Plan
     o TDY Industries, Inc. Profit Sharing Plan for certain employees of Metalworking Products

The undersigned hereby directs Mellon Bank, N.A., the Trustee of the above Plans, to vote the full number of shares of Common Stock allocated to the account of the undersigned under the Plans, at the Annual Meeting of Stockholders of Allegheny Technologies Incorporated on May 6, 2004, and any adjournments thereof, upon the matter set forth on the reverse of this card, and, in its discretion, upon such other matters as may properly come before such meeting.

PLAN PARTICIPANTS MAY GIVE DIRECTIONS BY TOLL-FREE TELEPHONE OR INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE OR PARTICIPANTS MAY GIVE DIRECTIONS BY COMPLETING, DATING AND SIGNING THIS CARD AND RETURNING IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOU WISH TO USE THIS CARD TO VOTE YOUR SHARES, PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
    ADDRESS CHANGE/COMMENTS (MARK THE CORRESPONDING BOX ON THE REVERSE SIDE)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                              FOLD AND DETACH HERE

     o    Personal Retirement and 401(k) Savings Account Plan
     o    Retirement Savings Plan
     o    Savings and Security Plan of the Lockport and Waterbury Facilities
     o    The 401(k) Savings Account Plan of the Washington Plate Plant
     o    The 401(k) Plan
     o    Allegheny Rodney (ALstrip) Profit Sharing Plan
     o TDY Industries, Inc. Profit Sharing Plan for certain employees of Metalworking Products

As a Plan participant, you have the right to direct Mellon Bank, N.A., the Plan Trustee, how to vote the shares of Allegheny Technologies Common Stock that are allocated to your Plan account and shown on the attached voting instruction card. The Trustee will hold your instructions in complete confidence except as may be necessary to meet legal requirements.

You may vote by telephone, Internet or by completing, signing and returning the voting instruction card (above). A postage-paid return envelope is enclosed.

The Trustee must receive your voting instructions by May 3, 2004. If the Trustee does not receive your instructions by May 3, 2004, the plan administrator may instruct the Trustee to vote your shares as the administrator directs.

You will receive a separate set of proxy solicitation materials for any shares of Common Stock you own other than your Plan shares. Your non-plan shares must be voted separately from your Plan shares.

    ------------------------------------------------------------------------

                       EASY WAYS TO SAVE THE COMPANY MONEY

1. Please consider voting by Telephone (1-800-435-6710); or Internet (http://www.eproxy.com/ati).

2. Please consider consenting to view the Company's future Annual Reports and Proxy Statements electronically, via the Internet. In order to consent go to Allegheny Technologies' Transfer Agent's website, http://vault.melloninvestor.com/ISD, and follow the prompts.